UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21148

Eaton Vance New York Municipal Bond Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Municipal Bond Funds

Annual Report

September 30, 2019

Municipal (EIM)     •    California (EVM)     •    New York (ENX)

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Funds’ transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Funds electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report September 30, 2019

Eaton Vance

Municipal Bond Funds

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

Municipal Bond Fund	4
California Municipal Bond Fund	5
New York Municipal Bond Fund	6

Endnotes and Additional Disclosures	7

Financial Statements	8

Report of Independent Registered Public Accounting Firm	42

Federal Tax Information	43

Annual Meeting of Shareholders	44

Dividend Reinvestment Plan	45

Board of Trustees’ Contract Approval	47

Management and Organization	51

Important Notices	54

Eaton Vance

Municipal Bond Funds

September 30, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended September 30, 2019, investors witnessed a dramatic turnaround in fixed-income markets. The rising interest-rate environment at the beginning of the period gave way to a falling interest-rate climate against the backdrop of multiple domestic and international uncertainties.

As a whole, the period was marked by strong performance across the municipal bond market with the Bloomberg Barclays Municipal Bond Index (the Index),2 a broad measure of the asset class, returning 8.55%. The municipal bond yield curve9 experienced a so-called “bull market flattening,” where rates declined across the curve but more so toward the long end of the curve. With investors searching for yield in a low-rate environment, lower-rated7 bonds generally outperformed higher-rated bonds, while longer-duration10 issues outperformed shorter-duration issues.

With U.S. economic data largely positive in calendar year 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

As 2018 came to a close, investors became increasingly concerned about a growing U.S.-China trade war and looming U.S. government shutdown. In connection with its December 2018 rate hike, the Fed lowered its number of projected interest-rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income investments over stocks. This bond rally pushed longer-term bond prices up and yields down in the final month of 2018.

The first two months of 2019 were relatively quiet for bonds. Downward pressure on interest rates and upward pressure on prices resumed in March 2019 and continued through the end of the period propelled by lower-than-desired inflation, Brexit concerns, low European interest rates, and on-again/off-again trade-conflict rhetoric. This combination of factors fueled investor concerns about both U.S. and global growth potential during the period.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%- 2.25% on July 31 — its first reduction in over a decade — followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Within the municipal bond market, technical factors amplified the price rally during the period. The 2017 tax law changes resulted in a combination of lower supply of new municipals and increased demand from high-income investors in high-tax states who had seen their tax bills rise under the new code. For the period as a whole, high-quality municipals generally underperformed Treasurys in the two-six-year area of the yield curve; performed in line with Treasurys in the middle of the curve; and outperformed Treasurys in the 16-30-year area of the curve.

Fund Performance

For the 12-month period ended September 30, 2019, Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund, and Eaton Vance New York Municipal Bond Fund shares at net asset value (NAV) outperformed the 8.55% return of the Funds’ benchmark, the Index.

The Funds’ overall strategy is to invest primarily in higher-quality bonds rated “A” or higher. In managing the Funds, management employs leverage through residual interest bond financing6 to seek to enhance the Funds’ tax-exempt income. The use of leverage has the effect of achieving additional exposure to the municipal market, magnifying a Fund’s exposure to its underlying investments in both up and down market environments. During this period of falling rates and rising bond prices, the leverage amplified the appreciation in the price of bonds held by the Funds and generated additional tax-exempt bond income, enhancing the total return of the Funds.

Management attempts to hedge to various degrees against the greater potential risk of volatility caused by the use of leverage and investing in bonds at the long end of the yield curve by using Treasury futures, interest-rate swaps, or both. As a risk management tactic within the Funds’ overall strategy, interest-rate hedging is intended to moderate performance on both the upside and the downside of the market. So in a period when municipal and Treasury bonds generally rose in price, the hedging strategy mitigated a portion of that appreciation and was a detractor from relative results — versus the unhedged Index — for Municipal Bond Fund. However, by period-end, Municipal Bond Fund no longer employed a hedging strategy. The California and New York Municipal Bond Funds did not employ a hedging strategy during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Municipal Bond Funds

September 30, 2019

Management’s Discussion of Fund Performance — continued

Fund Specific Results

Eaton Vance Municipal Bond Fund returned 12.72% at NAV, outperforming the 8.55% return of the Index during the period. The main contributors to performance versus the Index included the Fund’s overweight, relative to the Index, in zero-coupon bonds, which were the best-performing coupon structure in the Index during the period; an overweight in bonds with 17 or more years remaining to maturity, during a period when longer-maturity bonds outperformed shorter-maturity issues; and leverage. The chief detractors from results versus the Index included an overweight in prerefunded or escrowed bonds; the Fund’s hedging strategy; and an underweight in BBB-rated bonds during a period when lower-rated bonds outperformed higher-rated issues.

Eaton Vance California Municipal Bond Fund returned 11.54% at NAV, outperforming the 8.55% return of the Index. An overweight in zero-coupon bonds contributed to performance, relative to the Index, as did leverage and an overweight in bonds with 17 or more years remaining to maturity. In contrast, an overweight in prerefunded bonds, an underweight in BBB-rated bonds, and security selection in the transportation sector all detracted from performance versus the Index during the period.

Eaton Vance New York Municipal Bond Fund returned 10.25% at NAV, outperforming the 8.55% return of the Index. Key contributors to performance versus the Index included an overweight in bonds with 17 or more years remaining to maturity, security selection and an overweight in 4% coupon bonds, and leverage. Primary detractors from performance relative to the Index included an overweight in prerefunded bonds, security selection in zero-coupon bonds, and an underweight in BBB-rated bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Municipal Bond Fund

September 30, 2019

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	08/30/2002	12.72%	5.32%	6.72%
Fund at Market Price	—	17.28	5.99	5.93
Bloomberg Barclays Municipal Bond Index	—	8.55%	3.66%	4.16%

% Premium/Discount to NAV[4]
				–7.30%

Distributions[5]
Total Distributions per share for the period				$0.517
Distribution Rate at NAV				3.68%
Taxable-Equivalent Distribution Rate at NAV				6.22%
Distribution Rate at Market Price				3.97%
Taxable-Equivalent Distribution Rate at Market Price				6.71%

% Total Leverage[6]
Residual Interest Bond (RIB) Financing				41.71%

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

California Municipal Bond Fund

September 30, 2019

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	08/30/2002	11.54%	4.63%	5.60%
Fund at Market Price	—	18.91	5.14	4.49
Bloomberg Barclays Municipal Bond Index	—	8.55%	3.66%	4.16%

% Premium/Discount to NAV[4]
				–9.86%

Distributions[5]
Total Distributions per share for the period				$0.474
Distribution Rate at NAV				3.77%
Taxable-Equivalent Distribution Rate at NAV				8.21%
Distribution Rate at Market Price				4.18%
Taxable-Equivalent Distribution Rate at Market Price				9.11%

% Total Leverage[6]
RIB Financing				42.21%

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

5

Eaton Vance

New York Municipal Bond Fund

September 30, 2019

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	08/30/2002	10.25%	4.27%	5.44%
Fund at Market Price	—	17.47	5.31	4.23
Bloomberg Barclays Municipal Bond Index	—	8.55%	3.66%	4.16%

% Premium/Discount to NAV[4]
				–7.72%

Distributions[5]
Total Distributions per share for the period				$0.511
Distribution Rate at NAV				3.69%
Taxable-Equivalent Distribution Rate at NAV				7.32%
Distribution Rate at Market Price				4.00%
Taxable-Equivalent Distribution Rate at Market Price				7.94%

% Total Leverage[6]
RIB Financing				38.55%

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Eaton Vance

Municipal Bond Funds

September 30, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for Funds that employ leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares.

Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

[9]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

[10]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profiles subject to change due to active management.

Important Notice to Shareholders

Effective April 24, 2019, each of Municipal Bond Fund (“EIM”), California Municipal Bond Fund (“EVM”) and New York Municipal Bond Fund (“ENX”) amended its investment objective to eliminate references to the alternative minimum tax (“AMT”) as shown below:

Fund	Prior Objective	Revised Objective

EIM	To provide current income exempt from federal income tax, including AMT	To provide current income exempt from federal income tax

EVM	To provide current income exempt from federal income tax, including AMT, and California personal income tax	To provide current income exempt from federal income tax and California personal income tax

ENX	To provide current income exempt from federal income tax, including AMT and New York State and New York City personal income tax	To provide current income exempt from federal income tax and New York State and New York City personal income tax

Each Fund also amended its policy of investing up to 20% of its net assets in municipal obligations rated investment grade (i.e., rated Baa or higher by Moody’s or BBB or higher by S&P or Fitch) to state that each Fund may invest up to 20% of its net assets in municipal obligations rated BBB/Baa or below (or unrated obligations deemed by Eaton Vance to be of equivalent quality), provided that not more than 15% of its net assets may be invested in municipal obligations rated below B (or unrated obligations deemed by Eaton Vance to be of equivalent quality). Additionally, each Fund’s investment policy to seek at all times to avoid investments in municipal obligations on which the interest may be subject to the AMT (“AMT Bonds”) was rescinded and each Fund adopted a policy permitting investments up to 20% of its net assets in AMT Bonds.

Each Fund’s policy to invest at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal income tax, including AMT, and for EVM and ENX, the state and/or local taxes noted above, and that are rated A or better is unchanged.

7

Eaton Vance

Municipal Bond Fund

September 30, 2019

Portfolio of Investments

Tax-Exempt Municipal Securities — 170.4%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.6%

Ohio Economic Development, (Ohio Enterprise Bond Fund), 6.00%, 12/1/34	$700	$738,066

Rickenbacker Port Authority, OH, (OASBO Expanded Asset Pooled Financing Program), 5.375%, 1/1/32	505	638,022

Texas Water Development Board, 4.00%, 10/15/37(1)	4,875	5,591,820

		$6,967,908

Education — 15.8%

Connecticut Health and Educational Facilities Authority, (Fairfield University), 4.00%, 7/1/47	$10,225	$11,191,978

Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/46	4,750	5,532,277

Houston Higher Education Finance Corp., TX, (St. John’s School), 5.25%, 9/1/33	4,550	5,033,847

Massachusetts Development Finance Agency, (Boston College), 5.00%, 7/1/42(1)	9,525	11,524,488

Massachusetts Development Finance Agency, (Milton Academy), 5.00%, 9/1/35	750	774,075

Massachusetts Development Finance Agency, (Northeastern University), 5.25%, 3/1/37	1,650	1,904,496

Massachusetts Development Finance Agency, (Williams College), 5.00%, 7/1/46(1)	7,050	8,449,354

Massachusetts Health and Educational Facilities Authority, (Boston College), 5.50%, 6/1/27	5,710	7,450,522

Massachusetts Health and Educational Facilities Authority, (Boston College), 5.50%, 6/1/30	8,325	11,347,558

Massachusetts Health and Educational Facilities Authority, (Northeastern University), 5.00%, 10/1/35	870	895,996

New Jersey Educational Facilities Authority, (Princeton University), 4.00%, 7/1/47(1)	10,000	11,489,200

New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/29(1)	1,675	2,125,877

New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/31(1)	1,125	1,421,235

New York Dormitory Authority, (Columbia University), 5.00%, 10/1/38(1)	8,500	10,743,745

New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40(1)	16,800	16,854,096

North Carolina Capital Facilities Finance Agency, (Duke University), 5.00%, 10/1/41(1)	10,000	11,831,100

Ohio Higher Educational Facility Commission, (Kenyon College), 5.00%, 7/1/44	200	204,738

Ohio Higher Educational Facility Commission, (Oberlin College), 5.00%, 10/1/33	500	559,740

Pennsylvania Higher Educational Facilities Authority, (Saint Joseph’s University), 5.00%, 11/1/40	440	452,940

Security	Principal Amount (000’s omitted)	Value

Education (continued)

Pennsylvania State University, 5.00%, 9/1/42(1)	$3,750	$4,573,163

State Public School Building Authority, PA, (Northampton County Area Community College), 5.50%, 3/1/31	750	788,333

Swarthmore Borough Authority, PA, (Swarthmore College), 5.00%, 9/15/46(1)	3,000	3,731,610

University of Cincinnati, OH, 5.00%, 6/1/45(1)	7,500	9,021,975

University of Massachusetts Building Authority, 5.00%, 11/1/39(1)	14,175	15,581,160

University of Michigan, 5.00%, 4/1/40(1)	15,000	17,887,650

University of Michigan, 5.00%, 4/1/48(1)	3,500	4,303,460

		$175,674,613

Electric Utilities — 6.0%

Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/40	$2,650	$3,027,625

Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 3.20%, 7/1/39	6,515	6,685,302

Los Angeles Department of Water and Power, CA, Power System Revenue, 4.00%, 7/1/46(1)	3,000	3,275,730

Michigan Public Power Agency, 5.00%, 1/1/43	700	738,367

Ohio Air Quality Development Authority, (Buckeye Power, Inc.), 6.00%, 12/1/40	500	525,635

Omaha Public Power District, NE, 5.00%, 2/1/40(1)	16,000	18,384,320

Omaha Public Power District, NE, 5.00%, 2/1/42(1)	10,000	12,126,800

Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 5.25%, 10/1/40	11,300	11,681,601

Unified Government of Wyandotte County/Kansas City Board of Public Utilities, KS, 5.00%, 9/1/36	4,110	4,388,370

Utility Debt Securitization Authority, NY, 5.00%, 12/15/35	5,000	5,711,050

		$66,544,800

Escrowed / Prerefunded — 15.1%

Allegheny County Higher Education Building Authority, PA, (Duquesne University), Prerefunded to 3/1/21, 5.50%, 3/1/31	$1,050	$1,111,267

Apollo Career Center Joint Vocational School District, OH, Prerefunded to 12/1/21, 5.25%, 12/1/33	270	293,163

California Department of Water Resources, Prerefunded to 12/1/20, 5.25%, 12/1/35(1)	9,715	10,181,029

Connecticut Health and Educational Facilities Authority, (Wesleyan University), Prerefunded to 7/1/20, 5.00%, 7/1/39(1)	16,900	17,373,369

Delaware River Port Authority of Pennsylvania and New Jersey, Prerefunded to 1/1/20, 5.00%, 1/1/35	4,455	4,496,342

Delaware River Port Authority of Pennsylvania and New Jersey, Prerefunded to 1/1/20, 5.00%, 1/1/40	940	948,723

8	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Franklin County Industrial Development Authority, PA, (The Chambersburg Hospital), Prerefunded to 7/1/20, 5.375%, 7/1/42	$1,000	$1,030,030

Honolulu City and County, HI, Wastewater System, Prerefunded to 7/1/21, 5.25%, 7/1/36(1)	9,750	10,425,285

Houston Higher Education Finance Corp., TX, (William Marsh Rice University), Prerefunded to 5/15/20, 5.00%, 5/15/35	1,000	1,022,610

Houston Higher Education Finance Corp., TX, (William Marsh Rice University), Prerefunded to 5/15/20, 5.00%, 5/15/35(1)	15,000	15,339,150

Kalamazoo Hospital Finance Authority, MI, (Bronson Healthcare Group), Prerefunded to 5/15/21, 5.25%, 5/15/33	430	456,626

King County, WA, Sewer Revenue, Prerefunded to 1/1/21, 5.00%, 1/1/34(1)	6,000	6,272,100

King County, WA, Sewer Revenue, Prerefunded to 1/1/21, 5.00%, 1/1/34(1)	4,000	4,186,520

Marco Island, FL, Utility System, Prerefunded to 10/1/20, 5.00%, 10/1/34	1,445	1,498,971

Marco Island, FL, Utility System, Prerefunded to 10/1/20, 5.00%, 10/1/40	6,325	6,561,239

Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), Prerefunded to 1/1/21, 6.125%, 1/1/30	1,410	1,492,414

Metropolitan Transportation Authority, NY, Prerefunded to 11/15/20, 5.25%, 11/15/40	4,735	4,953,520

Metropolitan Transportation Authority, NY, Prerefunded to 11/15/21, 5.25%, 11/15/38	5,505	5,985,862

Mississippi, Prerefunded to 10/1/21, 5.00%, 10/1/30(1)	10,000	10,743,600

Mississippi, Prerefunded to 10/1/21, 5.00%, 10/1/36(1)	13,800	14,826,168

New Jersey Health Care Facilities Financing Authority, (Palisades Medical Center), Prerefunded to 7/1/23, 5.25%, 7/1/31	615	702,828

North Carolina, Limited Obligation Bonds, Prerefunded to 5/1/21, 5.00%, 5/1/30(1)	10,000	10,589,800

Ohio Higher Educational Facility Commission, (Kenyon College), Prerefunded to 7/1/20, 5.00%, 7/1/44	105	107,861

Ohio Higher Educational Facility Commission, (Summa Health System), Prerefunded to 5/15/20, 5.75%, 11/15/40	290	297,804

Ohio Turnpike Commission, Prerefunded to 2/15/20, 5.00%, 2/15/31	1,000	1,013,870

Oregon, Prerefunded to 8/2/21, 5.00%, 8/1/36	1,710	1,823,578

Oregon Department of Administrative Services, Lottery Revenue, Prerefunded to 4/1/21, 5.25%, 4/1/30	7,545	7,983,138

Pennsylvania Higher Educational Facilities Authority, (Thomas Jefferson University), Prerefunded to 3/1/20, 5.00%, 3/1/40	925	939,180

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	$135	$141,341

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	175	183,220

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.00%, 12/1/34	3,520	3,711,242

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.00%, 12/1/34	720	759,118

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.00%, 12/1/34	760	801,291

Pennsylvania Turnpike Commission, Prerefunded to 12/1/21, 5.25%, 12/1/31	1,000	1,085,790

South Fork Municipal Authority, PA, (Conemaugh Health System), Prerefunded to 7/1/20, 5.50%, 7/1/29	250	257,645

Southcentral Pennsylvania General Authority, (York College of Pennsylvania), Prerefunded to 5/1/21, 5.50%, 11/1/31	1,500	1,597,740

Tarrant County Cultural Education Facilities Finance Corp., TX, (Scott & White Healthcare), Prerefunded to 8/15/20, 5.25%, 8/15/40	5,655	5,846,422

Tarrant County Cultural Education Facilities Finance Corp., TX, (Scott & White Healthcare), Prerefunded to 8/15/20, 5.25%, 8/15/40	450	465,233

University of Colorado, (University Enterprise Revenue), Prerefunded to 6/1/21, 5.25%, 6/1/36(1)	10,000	10,661,600

Washington County Industrial Development Authority, PA, (Washington and Jefferson College), Prerefunded to 5/1/20, 5.25%, 11/1/30	575	588,357

		$168,755,046

General Obligations — 28.4%

Allegheny County, PA, 5.00%, 11/1/43(1)	$3,800	$4,659,484

Boston, MA, 5.00%, 5/1/38(1)	2,000	2,513,260

California, 5.00%, 10/1/33(1)	18,800	21,983,216

California, 5.00%, 8/1/46(1)	15,000	17,872,500

Chicago, IL, 5.00%, 1/1/44	19,880	22,473,744

Chicago Board of Education, IL, 0.00%, 12/1/26	2,000	1,619,980

Chicago Park District, IL, (Harbor Facilities), 5.25%, 1/1/37(1)	10,000	10,317,200

Cleveland, OH, 5.00%, 12/1/43(1)	2,225	2,697,301

Delaware Valley Regional Finance Authority, PA, 5.75%, 7/1/32	6,500	9,097,725

District of Columbia, 5.00%, 6/1/43(1)	12,000	14,737,680

Forest Hills Local School District, OH, 5.00%, 12/1/46(1)	2,225	2,567,072

Humble Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/43(1)	20,000	24,002,800

Jackson Public Schools, MI, 5.00%, 5/1/48(1)	2,150	2,578,430

9	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Klein Independent School District, TX, (PSF Guaranteed), 5.00%, 2/1/36(1)	$2,000	$2,090,960

Massachusetts, 5.00%, 9/1/38(1)	18,500	22,969,230

Monmouth County Improvement Authority, NJ, 5.00%, 1/15/27	260	272,111

Morgan Hill Unified School District, CA, (Election of 2012), 4.00%, 8/1/47(1)	10,000	11,209,500

New York, 5.00%, 2/15/34(1)	2,750	2,884,777

New York, NY, 5.00%, 10/1/32	10,000	11,050,000

Ohio, 5.00%, 2/1/37(1)	2,225	2,647,572

Oregon, 5.00%, 8/1/35(1)	6,750	7,173,427

Oregon, 5.00%, 8/1/36	1,290	1,369,954

Pennsylvania, 4.00%, 4/1/29(1)	3,000	3,235,590

Pennsylvania, 5.00%, 3/1/32(1)	2,750	3,430,790

Peters Township School District, PA, 5.00%, 9/1/40(1)	3,225	3,997,839

Port of Houston Authority of Harris County, TX, 5.00%, 10/1/35	7,500	7,764,150

Shoreline School District No. 412, WA, 4.00%, 6/1/38(1)	2,800	3,182,200

State College Area School District, PA, 5.00%, 5/15/44(1)	3,650	4,470,337

Tacoma School District No. 10, WA, 5.00%, 12/1/39(1)	10,000	11,806,100

Trenton Public Schools, MI, 5.00%, 5/1/42(1)	2,150	2,595,738

Upper Arlington City School District, OH, 5.00%, 12/1/48(1)	2,225	2,696,700

Walled Lake Consolidated School District, MI, 5.00%, 5/1/34	635	720,681

Washington, 4.00%, 7/1/28(1)	10,000	10,699,500

Washington, 5.00%, 2/1/35(1)	23,500	26,879,300

Washington, 5.00%, 2/1/38(1)	10,000	12,355,200

Wayland, MA, 5.00%, 2/1/33	340	355,599

Wayland, MA, 5.00%, 2/1/36	510	532,777

Will County, IL, 5.00%, 11/15/45(1)	19,725	22,465,000

Winchester, MA, 5.00%, 4/15/36	160	168,277

		$316,143,701

Hospital — 13.3%

Allen County, OH, (Mercy Health), 4.00%, 8/1/47(1)	$900	$975,348

California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/27	1,000	1,053,550

California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	1,770	1,864,270

California Health Facilities Financing Authority, (City of Hope), 4.00%, 11/15/45(1)	5,200	5,876,260

Camden County Improvement Authority, NJ, (Cooper Health System), 5.75%, 2/15/42	250	279,383

Colorado Health Facilities Authority, (Adventist Health System/Sunbelt Obligated Group), 4.00%, 11/15/41(1)	7,950	8,718,367

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Colorado Health Facilities Authority, (CommonSpirit Health), 4.00%, 8/1/44	$2,160	$2,339,885

Franklin County, OH, (Trinity Health Credit Group), 5.00%, 12/1/47(1)	2,200	2,622,092

Grand Traverse Hospital Finance Authority, MI, (Munson Healthcare Obligated Group), 5.375%, 7/1/35	750	800,948

Hamilton County, OH, (Cincinnati Children’s Hospital Medical Center), 5.00%, 5/15/34	250	284,060

Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.50%, 7/1/38	3,150	3,527,874

Kent Hospital Finance Authority, MI, (Spectrum Health System), 5.00%, 1/15/31	750	797,610

Martin County Health Facilities Authority, FL, (Cleveland Clinic Health System), 4.00%, 1/1/46(1)	10,000	11,163,900

Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/41(1)	10,000	11,794,000

Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/47(1)	2,375	2,783,025

Massachusetts Health and Educational Facilities Authority, (Southcoast Health System), 5.00%, 7/1/29	1,000	1,003,370

Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/42(1)	7,300	8,750,875

Middleburg Heights, OH, (Southwest General Health Center), 5.25%, 8/1/36	500	529,690

Middleburg Heights, OH, (Southwest General Health Center), 5.25%, 8/1/41	755	798,428

Monroeville Finance Authority, PA, (UPMC Obligated Group), 5.00%, 2/15/42	500	541,610

New Jersey Health Care Facilities Financing Authority, (Palisades Medical Center), Prerefunded to 7/1/23, 5.25%, 7/1/31	135	154,279

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/39(1)	1,750	2,076,182

New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.25%, 7/1/35	5,000	5,601,050

Northampton County General Purpose Authority, PA, (Saint Luke’s Hospital), 5.50%, 8/15/33	250	257,630

Ohio Higher Educational Facility Commission, (Cleveland Clinic Health System), Series 2011A, 5.00%, 1/1/32	500	521,440

Ohio Higher Educational Facility Commission, (Cleveland Clinic Health System), Series 2012A, 5.00%, 1/1/32	12,500	13,449,000

Ohio Higher Educational Facility Commission, (Summa Health System), 5.75%, 11/15/40	170	174,294

Ohio Higher Educational Facility Commission, (University Hospitals Health System, Inc.), 5.00%, 1/15/27	565	624,444

10	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Ohio Higher Educational Facility Commission, (University Hospitals Health System, Inc.), 5.00%, 1/15/29	$165	$181,635

Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania Health System), 4.00%, 8/15/42(1)	1,600	1,763,552

Pennsylvania Higher Educational Facilities Authority, (UPMC Health System), 5.00%, 5/15/31	675	689,459

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/39	1,000	1,125,010

Tampa, FL, (BayCare Health System), 4.00%, 11/15/46(1)	3,000	3,236,310

Tampa, FL, (BayCare Health System), 5.00%, 11/15/46(1)	12,000	14,105,520

Tarrant County Cultural Education Facilities Finance Corp., TX, (Baylor Scott & White Health), 5.00%, 11/15/45(1)	12,900	14,937,168

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/33	1,600	1,904,064

West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	7,605	8,447,786

Wisconsin Health and Educational Facilities Authority, (Ascension Health Alliance Senior Credit Group), 5.00%, 11/15/41(1)	11,500	12,296,950

		$148,050,318

Housing — 0.6%

East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/39	$175	$189,889

Michigan Housing Development Authority, 3.00%, 10/1/39	1,370	1,399,633

Michigan Housing Development Authority, 3.25%, 10/1/44	1,465	1,505,727

Michigan Housing Development Authority, 3.35%, 10/1/49	2,125	2,182,184

Seattle Housing Authority, WA, 3.625%, 12/1/43	1,000	1,057,180

		$6,334,613

Industrial Development Revenue — 0.7%

Maricopa County Pollution Control Corp., AZ, (El Paso Electric Co.), 4.50%, 8/1/42	$4,840	$5,058,671

New York Liberty Development Corp., (Bank of America Tower at One Bryant Park), 2.625%, 9/15/69(2)	1,805	1,835,053

New York Liberty Development Corp., (Bank of America Tower at One Bryant Park), 2.80%, 9/15/69(2)	935	951,615

		$7,845,339

Insured – Bond Bank — 0.1%

Puerto Rico Municipal Finance Agency, (AGM), 5.00%, 8/1/27	$700	$719,208

		$719,208

Security	Principal Amount (000’s omitted)	Value

Insured – Education — 2.3%

Massachusetts College Building Authority, (XLCA), 5.50%, 5/1/39	$700	$1,025,206

Massachusetts Development Finance Agency, (Boston University), (XLCA), 6.00%, 5/15/59	1,105	1,470,214

Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32	15,900	22,026,588

Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32(1)	750	1,038,990

		$25,560,998

Insured – Electric Utilities — 2.1%

Chelan County Public Utility District No. 1, WA, (Columbia River), (NPFG), 0.00%, 6/1/23	$6,335	$5,971,624

Cleveland, OH, Public Power System Revenue, (NPFG), 0.00%, 11/15/27	2,750	2,297,542

Cleveland, OH, Public Power System Revenue, (NPFG), 0.00%, 11/15/38	1,000	558,760

Louisiana Energy and Power Authority, (AGM), 5.25%, 6/1/38	5,640	6,340,375

Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/27	5,000	4,288,650

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/23	1,095	1,162,080

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/26	1,530	1,654,313

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	490	531,591

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/35	1,085	1,181,283

		$23,986,218

Insured – Escrowed / Prerefunded — 2.1%

Erie Sewer Authority, PA, (AMBAC), Escrowed to Maturity, 0.00%, 12/1/25	$180	$162,661

Kane, Cook and DuPage Counties School District No. 46, IL, (AMBAC), Escrowed to Maturity, 0.00%, 1/1/22	13,145	12,708,060

Massachusetts College Building Authority, (NPFG), Escrowed to Maturity, 0.00%, 5/1/26	1,600	1,429,472

Michigan Hospital Finance Authority, (St. John Health System), (AMBAC), Escrowed to Maturity, 5.00%, 5/15/28	665	713,179

Michigan House of Representatives, (AMBAC), Escrowed to Maturity, 0.00%, 8/15/23	2,615	2,460,506

Texas Transportation Commission, (Central Texas Turnpike System), (AMBAC), Escrowed to Maturity, 0.00%, 8/15/20	5,570	5,499,985

		$22,973,863

Insured – General Obligations — 7.9%

Bay City Brownfield Redevelopment Authority, MI, (BAM), 5.375%, 10/1/38	$500	$565,820

11	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)

Chicago Park District, IL, (BAM), 5.00%, 1/1/39(1)	$13,600	$14,976,184

Cincinnati City School District, OH, (AGM), (FGIC), 5.25%, 12/1/30	4,500	6,141,420

Clark County, NV, (AMBAC), 2.50%, 11/1/36	11,845	11,845,592

Erie School District, PA, (AMBAC), 0.00%, 9/1/30	1,000	720,800

Frisco Independent School District, TX, (PSF Guaranteed), (AGM), 2.75%, 8/15/39	9,530	9,530,858

Irvington Township, NJ, (AGM), 0.00%, 7/15/26	4,165	3,626,382

Kane, Cook and DuPage Counties School District No. 46, IL, (AMBAC), 0.00%, 1/1/22	16,605	15,953,752

Livonia Public Schools, MI, (AGM), 5.00%, 5/1/43	750	839,408

Massachusetts, (AMBAC), 5.50%, 8/1/30	1,900	2,608,966

McKeesport School District, PA, (NPFG), 0.00%, 10/1/21	2,555	2,461,385

Nassau County, NY, (AGM), 5.00%, 4/1/49(1)	11,600	14,237,492

Plain School District, OH, (NPFG), 0.00%, 12/1/27	2,400	2,022,696

Shaler Area School District, PA, (XLCA), 0.00%, 9/1/33	2,550	1,815,727

Westland Tax Increment Finance Authority, MI, (BAM), 5.25%, 4/1/34	500	556,250

		$87,902,732

Insured – Hospital — 0.0%(3)

Allegheny County Hospital Development Authority, PA, (UPMC Health System), (NPFG), 6.00%, 7/1/24	$250	$301,097

		$301,097

Insured – Industrial Development Revenue — 0.1%

Pennsylvania Economic Development Financing Authority, (Aqua Pennsylvania, Inc.), (BHAC), 5.00%, 10/1/39	$1,340	$1,343,926

		$1,343,926

Insured – Lease Revenue / Certificates of Participation — 0.3%

Essex County Improvement Authority, NJ, (NPFG), 5.50%, 10/1/30	$2,000	$2,781,800

New Jersey Economic Development Authority, (School Facilities Construction), (NPFG), 5.50%, 9/1/28	500	628,735

		$3,410,535

Insured – Other Revenue — 1.8%

Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$19,335	$11,871,497

New York City Industrial Development Agency, NY, (Yankee Stadium), (AGC), 7.00%, 3/1/49	7,750	7,790,765

		$19,662,262

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 6.8%

Alabama Public School and College Authority, (AGM), 2.50%, 12/1/27	$15,975	$15,984,905

Garden State Preservation Trust, NJ, (AGM), 0.00%, 11/1/21	1,000	969,030

Hamilton County, OH, Sales Tax Revenue, (AMBAC), 0.00%, 12/1/23	1,245	1,165,332

Hamilton County, OH, Sales Tax Revenue, (AMBAC), 0.00%, 12/1/24	3,665	3,364,287

Houston, TX, Hotel Occupancy Tax Revenue, (AMBAC), 0.00%, 9/1/24	18,035	16,505,091

Massachusetts, Dedicated Tax Revenue, (NPFG), 5.50%, 1/1/29	750	995,505

Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	18,000	25,823,160

New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/26	420	355,643

New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/27	1,120	919,610

Pennsylvania Turnpike Commission, (AGM), 5.25%, 7/15/30	1,105	1,507,739

Pennsylvania Turnpike Commission, (AGM), Escrowed to Maturity, 5.25%, 7/15/30	1,435	1,946,879

Reno, NV, Capital Improvement Revenue, (AGM), 4.00%, 6/1/43	6,000	6,525,600

		$76,062,781

Insured – Transportation — 9.1%

Chicago, IL, (O’Hare International Airport), (AGM), 5.00%, 1/1/28	$2,500	$2,780,150

Chicago, IL, (O’Hare International Airport), (AGM), 5.00%, 1/1/29	1,260	1,399,079

Chicago, IL, (O’Hare International Airport), (AGM), 5.125%, 1/1/30	2,200	2,447,808

Chicago, IL, (O’Hare International Airport), (AGM), 5.125%, 1/1/31	1,750	1,944,180

Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/32	1,115	1,240,861

Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/33	1,150	1,277,880

Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	9,665	9,751,888

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/21	10,200	9,910,626

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/22	7,800	7,445,958

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	25,000	11,001,500

Metropolitan Transportation Authority, NY, Green Bonds, (AGM), 4.00%, 11/15/46	10,000	11,145,000

New Jersey Turnpike Authority, (AGM), (BHAC), 5.25%, 1/1/29	1,000	1,325,130

12	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)

Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/24	$1,605	$1,377,684

Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/25	1,950	1,619,631

Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/26	1,000	802,720

Puerto Rico Highway and Transportation Authority, (AGC), 5.25%, 7/1/41	2,100	2,360,274

Puerto Rico Highway and Transportation Authority, (AGM), 5.00%, 7/1/32	475	486,600

San Joaquin Hills Transportation Corridor Agency, CA, (NPFG), 0.00%, 1/15/25	26,215	23,113,503

South Jersey Transportation Authority, NJ, (AGC), 5.50%, 11/1/33	180	180,569

Texas Transportation Commission, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/20	10,275	10,142,350

		$101,753,391

Insured – Water and Sewer — 4.4%

Chicago, IL, Wastewater Transmission Revenue, (NPFG), 0.00%, 1/1/23	$13,670	$12,784,184

DeKalb County, GA, Water and Sewerage Revenue, (AGM), 5.25%, 10/1/32(1)	10,000	12,429,700

Erie Sewer Authority, PA, (AMBAC), 0.00%, 12/1/26	1,920	1,572,845

Massachusetts Water Resources Authority, (AGM), 5.25%, 8/1/35	1,000	1,452,330

Massachusetts Water Resources Authority, (AGM), 5.25%, 8/1/38	1,070	1,585,269

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/31	1,500	1,729,155

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/32	2,845	3,272,945

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/33	2,435	2,791,411

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/35	2,970	3,386,127

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/37	2,435	2,763,895

Middlesex County Improvement Authority, NJ, (Perth Amboy), (AMBAC), 0.00%, 9/1/24	2,150	1,954,264

Passaic Valley Sewerage Commissioners, NJ, (NPFG), 2.50%, 12/1/32	635	635,006

Pittsburgh Water and Sewer Authority, PA, (AGM), 5.00%, 9/1/33	1,250	1,687,950

Puerto Rico Aqueduct and Sewer Authority, (AGC), 5.00%, 7/1/28	890	914,315

		$48,959,396

Lease Revenue / Certificates of Participation — 2.6%

Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	$755	$797,982

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)

Hudson Yards Infrastructure Corp., NY, Prerefunded to 2/15/21, 5.75%, 2/15/47	$1,225	$1,300,117

Michigan State Building Authority, 5.00%, 10/15/51(1)	2,200	2,578,092

North Carolina, Limited Obligation Bonds, 5.00%, 5/1/26(1)	21,250	24,666,575

		$29,342,766

Other Revenue — 1.4%

New York City Transitional Finance Authority, NY, (Building Aid), 5.00%, 7/15/36(1)	$10,750	$11,404,030

Oregon Department of Administrative Services, Lottery Revenue, 5.25%, 4/1/30	1,455	1,538,415

Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	1,960	2,140,222

		$15,082,667

Senior Living / Life Care — 0.1%

Franklin County, OH, (Friendship Village of Dublin), 5.00%, 11/15/44	$525	$579,747

New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 5.00%, 7/1/34	675	710,235

Warren County, OH, (Otterbein Homes Obligated Group), 5.75%, 7/1/33	220	251,337

		$1,541,319

Special Tax Revenue — 19.9%

Allegheny County Port Authority, PA, 5.75%, 3/1/29	$1,500	$1,590,780

Central Puget Sound Regional Transit Authority, WA, Sales and Use Tax Revenue, Green Bonds, 5.00%, 11/1/30(1)	14,425	17,364,671

Central Puget Sound Regional Transit Authority, WA, Sales Tax and Motor Vehicle Excise Tax Revenue, Green Bonds, 5.00%, 11/1/41(1)	10,000	12,014,900

Cleveland, OH, Income Tax Revenue, 5.00%, 10/1/39(1)	450	548,051

Cleveland, OH, Income Tax Revenue, 5.00%, 10/1/43(1)	1,800	2,169,666

Connecticut, Special Tax Obligation, (Transportation Infrastructure), 5.00%, 1/1/31(1)	20,000	22,114,600

Denver City and County, CO, Dedicated Tax Revenue, 5.00%, 8/1/41(1)	10,000	11,932,000

Franklin County, OH, Sales Tax Revenue, 5.00%, 6/1/38(1)	1,100	1,371,546

Franklin County, OH, Sales Tax Revenue, 5.00%, 6/1/43(1)	1,100	1,356,828

Massachusetts, (Rail Enhancement and Accelerated Bridge Programs), 5.00%, 6/1/47(1)	2,000	2,394,400

Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.25%, 7/1/33	750	1,031,647

Massachusetts School Building Authority, Sales Tax Revenue, 5.00%, 8/15/37(1)	20,200	23,860,038

Massachusetts School Building Authority, Sales Tax Revenue, 5.00%, 11/15/46(1)	1,500	1,794,735

13	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 8/1/37(1)	$10,000	$11,259,200

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 8/1/39(1)	5,000	5,583,850

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 5/1/42	3,120	3,515,023

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 2/1/37(1)	20,000	21,553,600

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.50%, 11/1/35(1)	2,145	2,240,667

New York City Transitional Finance Authority, NY, Future Tax Revenue, Prerefunded to 11/1/20, 5.50%, 11/1/35(1)	1,655	1,732,255

New York Convention Center Development Corp., Hotel Occupancy Tax, 5.00%, 11/15/45(1)	13,000	15,223,520

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 6/15/31	10,000	11,109,100

New York Dormitory Authority, Sales Tax Revenue, 4.00%, 3/15/46(1)	14,000	15,479,240

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/34	3,750	4,220,025

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/35	13,750	15,463,250

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/43(1)	6,000	7,304,580

New York State Urban Development Corp., Personal Income Tax Revenue, 4.00%, 3/15/45(1)	2,800	3,143,280

Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue, 5.25%, 12/1/44(1)	3,750	4,641,975

		$222,013,427

Transportation — 17.1%

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/34	$1,000	$1,156,870

Chicago, IL, (O’Hare International Airport), Series 2016C, 5.00%, 1/1/38	2,105	2,465,523

Chicago, IL, (O’Hare International Airport), Series 2018B, 5.00%, 1/1/38	1,500	1,856,235

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/30	3,845	4,409,715

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/31	5,940	6,797,201

Delaware River and Bay Authority of Delaware and New Jersey, 4.00%, 1/1/44(1)	8,850	9,958,197

Delaware River Joint Toll Bridge Commission of Pennsylvania and New Jersey, 5.00%, 7/1/37(1)	1,150	1,405,427

Delaware River Joint Toll Bridge Commission of Pennsylvania and New Jersey, 5.00%, 7/1/47(1)	4,575	5,503,817

Illinois Toll Highway Authority, 5.00%, 1/1/37(1)	10,000	11,659,800

Illinois Toll Highway Authority, 5.00%, 1/1/41(1)	12,425	14,522,464

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Kansas Department of Transportation, 5.00%, 9/1/35(1)	$10,000	$11,889,200

Los Angeles Department of Airports, CA, (Los Angeles International Airport), 5.25%, 5/15/28	3,750	3,846,225

Massachusetts Department of Transportation, (Metropolitan Highway System), 5.00%, 1/1/32	1,000	1,009,230

Massachusetts Department of Transportation, (Metropolitan Highway System), 5.00%, 1/1/37	500	504,575

Metropolitan Transportation Authority, NY, 5.25%, 11/15/32	5,000	5,786,900

Metropolitan Transportation Authority, NY, Green Bonds, 4.00%, 11/15/38	1,520	1,700,698

Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	12,920	13,325,559

New Jersey Transportation Trust Fund Authority, (Transportation Program), 5.00%, 6/15/38	130	143,191

New Jersey Transportation Trust Fund Authority, (Transportation Program), 5.00%, 6/15/44(2)	2,740	3,139,026

New Jersey Transportation Trust Fund Authority, (Transportation System), 5.00%, 12/15/24	10,000	11,520,300

New Jersey Transportation Trust Fund Authority, (Transportation System), 5.25%, 12/15/23	1,000	1,139,670

New Jersey Transportation Trust Fund Authority, (Transportation System), 5.50%, 6/15/31	1,150	1,219,828

New Jersey Turnpike Authority, 5.00%, 1/1/48(1)	10,000	12,191,300

New York Liberty Development Corp., (4 World Trade Center), 5.00%, 11/15/31	1,070	1,154,327

Orlando-Orange County Expressway Authority, FL, Prerefunded to 7/1/20, 5.00%, 7/1/35	700	719,341

Orlando-Orange County Expressway Authority, FL, Prerefunded to 7/1/20, 5.00%, 7/1/35	2,635	2,707,805

Orlando-Orange County Expressway Authority, FL, Prerefunded to 7/1/20, 5.00%, 7/1/40	1,810	1,860,010

Orlando-Orange County Expressway Authority, FL, Prerefunded to 7/1/20, 5.00%, 7/1/40	1,155	1,186,474

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	190	198,924

Port Authority of New York and New Jersey, 4.00%, 9/1/43(1)	14,000	15,931,160

Port Authority of New York and New Jersey, 5.00%, 12/1/34(1)	16,400	18,796,204

Port Authority of New York and New Jersey, 5.00%, 10/15/35(1)	2,675	3,189,536

Port Authority of New York and New Jersey, 5.00%, 7/15/39	5,000	5,140,500

Port Authority of New York and New Jersey, 5.00%, 10/15/42(1)	3,750	4,530,150

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Segment 3C), (AMT), 5.00%, 6/30/58	4,855	5,674,427

Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/37	1,500	1,691,490

14	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/42	$265	$296,901

		$190,228,200

Water and Sewer — 11.8%

Atlanta, GA, Water and Wastewater Revenue, 5.00%, 11/1/43(1)	$3,750	$4,549,987

Atlanta, GA, Water and Wastewater Revenue, 5.00%, 11/1/47(1)	5,900	7,123,247

Charleston, SC, Waterworks and Sewer Revenue, 5.00%, 1/1/45(1)	25,000	29,027,750

Dallas, TX, Waterworks and Sewer System Revenue, 5.00%, 10/1/41(1)	15,000	17,861,550

Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	2,625	2,848,440

Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	2,345	2,553,611

Detroit, MI, Water Supply System, 5.25%, 7/1/41	3,210	3,403,499

Grand Rapids, MI, Sanitary Sewer System Revenue, 5.00%, 1/1/43(1)	2,500	3,026,125

Massachusetts Water Resources Authority, Green Bonds, 5.00%, 8/1/40(1)	2,000	2,399,240

Metropolitan St. Louis Sewer District, MO, 5.00%, 5/1/35(1)	8,750	10,335,850

Metropolitan St. Louis Sewer District, MO, 5.00%, 5/1/36(1)	7,925	9,349,281

New York City Municipal Water Finance Authority, NY, 5.00%, 6/15/31	10,000	10,962,600

Northeast Ohio Regional Sewer District, 4.00%, 11/15/33(1)	1,000	1,071,160

Port Huron, MI, Water Supply System, 5.25%, 10/1/31	250	268,248

Portland, OR, Water System, 5.00%, 5/1/36	5,385	5,672,451

Texas Water Development Board, 4.00%, 10/15/47(1)	2,900	3,233,703

Texas Water Development Board, 5.00%, 10/15/40(1)	15,500	18,170,960

		$131,857,702

Total Tax-Exempt Municipal Securities — 170.4% (identified cost $1,742,435,504)		$1,899,018,826

Trust Units — 0.0%(3)
Security	Notional Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 0.0%(3)

COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/1/45(4)	$159	$21,891

COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (non-taxable), 8/1/45(4)	483	24,175

Total Trust Units — 0.0%(3) (identified cost $40,400)		$46,066

Corporate Bonds & Notes — 0.4%
Security	Principal Amount (000’s omitted)	Value

Hospital — 0.4%

CommonSpirit Health, 3.347%, 10/1/29	$4,320	$4,377,709

Total Corporate Bonds & Notes — 0.4% (identified cost $4,320,000)		$4,377,709

Total Investments — 170.8% (identified cost $1,746,795,904)		$1,903,442,601

Other Assets, Less Liabilities — (70.8)%		$(789,206,868)

Net Assets — 100.0%		$1,114,235,733

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At September 30, 2019, the concentration of the Fund’s investments in the various states and territories, determined as a percentage of total investments, is as follows:

New York	15.5%

Texas	10.3%

Others, representing less than 10% individually	74.2%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2019, 21.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 7.6% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(2)	When-issued security.

(3)	Amount is less than 0.05%.

(4)

Security was received in connection with the restructuring of an insured zero-coupon bond issued by the Puerto Rico Sales Tax Financing Corporation (“COFINA”) (the “Original Bond”). The notional amount of the combined taxable and tax-exempt trust units reflects the accreted amount of the Original Bond from original issuance through the restructuring date. Each trust certificate represents an ownership interest in various coupon paying and zero-coupon COFINA bonds and potential insurance payments pursuant to an insurance policy with National Public Finance Guarantee Corporation. The trust units have no stated coupon interest rate but accrete income to maturity at the annual rate of approximately 5.04%, the same rate as the Original Bond.

15	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2019

Portfolio of Investments — continued

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BAM	–	Build America Mutual Assurance Co.

BHAC	–	Berkshire Hathaway Assurance Corp.

FGIC	–	Financial Guaranty Insurance Company

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

XLCA	–	XL Capital Assurance, Inc.

16	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2019

Portfolio of Investments

Tax-Exempt Investments — 171.6%
Security	Principal Amount (000’s omitted)	Value

Education — 17.6%

California Educational Facilities Authority, (Claremont McKenna College), 5.00%, 1/1/27	$770	$772,426

California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/31	645	699,928

California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/36	1,100	1,192,444

California Educational Facilities Authority, (Loyola Marymount University), Green Bonds, 5.00%, 10/1/43	2,105	2,579,341

California Educational Facilities Authority, (Loyola Marymount University), Green Bonds, 5.00%, 10/1/48	3,000	3,665,490

California Educational Facilities Authority, (Pepperdine University), 5.00%, 10/1/46(1)	6,600	7,791,696

California Educational Facilities Authority, (University of the Pacific), 5.00%, 11/1/30	1,790	1,924,035

California Municipal Finance Authority, (University of San Diego), 5.00%, 10/1/31	1,385	1,480,094

California Municipal Finance Authority, (University of San Diego), 5.00%, 10/1/35	945	1,013,550

California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/26	2,270	2,442,111

California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/27	2,820	3,031,500

California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/28	2,970	3,190,315

California State University, 5.00%, 11/1/41(1)	9,550	11,379,303

University of California, 5.00%, 5/15/46(1)	12,050	14,310,459

		$55,472,692

Electric Utilities — 1.6%

Los Angeles Department of Water and Power, Power System Revenue, 5.00%, 7/1/42(1)	$2,000	$2,439,040

Southern California Public Power Authority, (Tieton Hydropower), 5.00%, 7/1/35	1,890	1,940,652

Vernon, Electric System Revenue, 5.125%, 8/1/21	745	747,734

		$5,127,426

Escrowed / Prerefunded — 14.6%

California Educational Facilities Authority, (California Institute of Technology), Prerefunded to 11/1/19, 5.00%, 11/1/39(1)	$10,000	$10,031,500

California Educational Facilities Authority, (Santa Clara University), Prerefunded to 2/1/20, 5.00%, 2/1/29	285	288,711

California Educational Facilities Authority, (University of San Francisco), Prerefunded to 10/1/21, 6.125%, 10/1/36	390	428,934

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

California Educational Facilities Authority, (University of San Francisco), Prerefunded to 10/1/21, 6.125%, 10/1/36	$375	$412,046

Contra Costa Community College District, (Election of 2006), Prerefunded to 8/1/23, 5.00%, 8/1/38(1)	9,750	11,196,120

Foothill-De Anza Community College District, Prerefunded to 8/1/21, 5.00%, 8/1/36(1)	10,000	10,723,600

San Diego Community College District, (Election of 2002), Prerefunded to 8/1/21, 5.00%, 8/1/32	2,095	2,246,594

San Diego Community College District, (Election of 2006), Prerefunded to 8/1/21, 5.00%, 8/1/31	3,000	3,217,080

San Francisco Bay Area Rapid Transit District, Sales Tax Revenue, Prerefunded to 7/1/22, 5.00%, 7/1/36(1)	1,690	1,870,762

San Jose-Evergreen Community College District, (Election of 2010), Prerefunded to 8/1/22, 5.00%, 8/1/37(1)	4,975	5,523,046

		$45,938,393

General Obligations — 53.3%

Alameda City Unified School District, (Election of 2014), 5.00%, 8/1/42(1)	$1,675	$2,042,043

Berryessa Union School District, (Election of 2014), 5.00%, 8/1/40(1)	7,450	9,016,065

Burbank Unified School District, (Election of 2013), 4.00%, 8/1/31(1)	6,900	7,481,739

Cabrillo Unified School District, (Election of 2018), 5.00%, 8/1/48	5,000	5,894,150

California, 5.50%, 11/1/35	5,900	6,156,591

Campbell Union High School District, (Election of 2016), 5.00%, 8/1/36(1)	11,250	13,685,062

Desert Community College District, 5.00%, 8/1/36(1)	7,500	9,010,575

El Camino Community College District, (Election of 2012), 5.00%, 8/1/48(1)	10,000	12,390,900

La Canada Unified School District, (Election of 2017), 5.00%, 8/1/47(1)	3,375	4,214,666

Livermore Valley Joint Unified School District, (Election of 2016), 4.00%, 8/1/46	5,000	5,525,150

Long Beach Unified School District, (Election of 2008), 5.00%, 8/1/41(1)	1,500	1,802,535

Old Adobe Union School District, (Election of 2018), 5.00%, 8/1/48	3,415	4,025,704

Oxnard Union High School District, (Election of 2018), 5.00%, 8/1/42(1)	3,000	3,583,170

Palo Alto, (Election of 2008), 5.00%, 8/1/40	1,850	1,906,333

Palo Alto, (Election of 2008), 5.00%, 8/1/40(1)	7,020	7,233,759

Palomar Community College District, 5.00%, 8/1/44(1)	10,000	11,736,600

Redding School District, (Election of 2018), 5.00%, 8/1/48	2,645	3,114,329

San Bernardino Community College District, 4.00%, 8/1/27(1)	5,775	6,377,448

17	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

San Bruno Park School District, (Election of 2018), 5.00%, 8/1/48	$2,500	$2,940,125

San Diego Unified School District, (Election of 2012), 5.00%, 7/1/47(1)	4,000	4,840,680

San Jose Unified School District, (Election of 2012), 4.00%, 8/1/42(1)	12,000	13,548,840

Santa Monica Community College District, (Election of 2008), 5.00%, 8/1/44(1)	7,500	8,656,350

Santa Rosa High School District, (Election of 2014), 5.00%, 8/1/41	3,495	4,192,462

Torrance Unified School District, (Election of 2008), 5.00%, 8/1/35	7,500	8,500,200

Ventura County Community College District, 5.00%, 8/1/30(1)	8,000	9,580,880

		$167,456,356

Hospital — 18.7%

California Health Facilities Financing Authority, (Adventist Health System/West), 4.00%, 3/1/39	$5,000	$5,395,800

California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/27	1,750	1,843,712

California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	550	579,293

California Health Facilities Financing Authority, (City of Hope), 4.00%, 11/15/45(1)	5,000	5,650,250

California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/32	2,130	2,345,215

California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/35	3,040	3,341,325

California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/33	5,080	5,723,484

California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/37	2,380	2,670,360

California Health Facilities Financing Authority, (Sutter Health), 5.00%, 11/15/46(1)	3,000	3,550,170

California Health Facilities Financing Authority, (Sutter Health), 5.00%, 11/15/46	8,000	9,467,120

California Health Facilities Financing Authority, (Sutter Health), 5.25%, 8/15/31(1)	5,000	5,360,600

California Public Finance Authority, (Sharp HealthCare), 5.00%, 8/1/47(1)	1,250	1,502,100

California Public Finance Authority, (Sharp HealthCare), 5.00%, 8/1/47	8,445	10,148,188

California Statewide Communities Development Authority, (Cottage Health System), 5.25%, 11/1/30	1,000	1,040,600

		$58,618,217

Security	Principal Amount (000’s omitted)	Value

Housing — 1.9%

California Statewide Communities Development Authority, (University of California, Irvine East Campus Apartments, Phase IV-A-CHF-Irvine, LLC), 5.00%, 5/15/47	$5,000	$5,892,650

		$5,892,650

Insured – Electric Utilities — 3.1%

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	$4,875	$5,288,790

Sacramento Municipal Utility District, (AMBAC), (BHAC), 5.25%, 7/1/24	4,000	4,532,600

		$9,821,390

Insured – Escrowed / Prerefunded — 1.0%

Clovis Unified School District, (NPFG), Escrowed to Maturity, 0.00%, 8/1/20	$3,130	$3,097,010

		$3,097,010

Insured – General Obligations — 19.2%

Burbank Unified School District, (Election of 1997), (NPFG), 0.00%, 8/1/21	$4,135	$4,024,802

Cotati-Rohnert Park Unified School District, (Election of 2016), (AGM), 5.00%, 8/1/44	3,500	4,131,785

Garvey School District, (Election of 2016), (AGM), 5.00%, 8/1/45	2,440	2,886,349

Garvey School District, (Election of 2016), (AGM), 5.00%, 8/1/48	1,610	1,900,154

Grass Valley School District, (Election of 2018), (BAM), 5.00%, 8/1/45	3,000	3,536,250

Mountain View School District, (Election of 2016), (BAM), 5.00%, 8/1/42	1,145	1,366,764

Mountain View School District, (Election of 2016), (BAM), 5.00%, 8/1/45	1,520	1,808,694

Perris Union High School District, (Election of 2018), (AGM), 4.00%, 9/1/43	6,635	7,603,843

San Diego Unified School District, (NPFG), 0.00%, 7/1/22	2,300	2,217,154

San Diego Unified School District, (NPFG), 0.00%, 7/1/23	5,000	4,747,100

San Juan Unified School District, (AGM), 0.00%, 8/1/21	5,630	5,490,883

San Mateo County Community College District, (NPFG), 0.00%, 9/1/22	4,840	4,661,936

San Mateo County Community College District, (NPFG), 0.00%, 9/1/23	4,365	4,144,000

San Mateo County Community College District, (NPFG), 0.00%, 9/1/25	3,955	3,636,741

San Mateo Union High School District, (NPFG), 0.00%, 9/1/21	5,240	5,111,725

Union Elementary School District, (Election of 1999), (NPFG), 0.00%, 9/1/22	3,200	3,071,584

		$60,339,764

18	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation — 0.9%

San Joaquin Hills Transportation Corridor Agency, (NPFG), 0.00%, 1/15/27	$3,520	$2,918,361

		$2,918,361

Lease Revenue / Certificates of Participation — 1.1%

California Public Works Board, 5.00%, 11/1/38	$3,045	$3,449,863

		$3,449,863

Special Tax Revenue — 12.6%

Jurupa Public Financing Authority, 5.00%, 9/1/30	$625	$729,468

Jurupa Public Financing Authority, 5.00%, 9/1/32	625	722,719

Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue, Green Bonds, 5.00%, 7/1/42(1)	10,250	12,549,690

Riverside County Transportation Commission, Sales Tax Revenue, Prerefunded to 6/1/23, 5.25%, 6/1/39(1)	6,285	7,221,465

San Bernardino County Transportation Authority, Sales Tax Revenue, 5.25%, 3/1/40(1)	10,375	12,074,010

San Francisco Bay Area Rapid Transit District, Sales Tax Revenue, 5.00%, 7/1/36(1)	4,560	5,008,613

San Francisco Bay Area Rapid Transit District, Sales Tax Revenue, Prerefunded to 7/1/20, 5.00%, 7/1/28	1,300	1,337,700

		$39,643,665

Transportation — 7.9%

Long Beach, Harbor Revenue, 5.00%, 5/15/27	$2,500	$2,557,950

Long Beach, Harbor Revenue, 5.00%, 5/15/42(1)	7,500	8,776,200

Los Angeles Department of Airports, (Los Angeles International Airport), 5.00%, 5/15/35(1)	8,560	8,754,141

San Francisco City and County Airport Commission, (San Francisco International Airport), 5.00%, 5/1/35	2,825	2,882,743

San Jose, Airport Revenue, 5.00%, 3/1/31	1,750	1,837,850

		$24,808,884

Water and Sewer — 18.1%

Beverly Hills Public Financing Authority, Water Revenue, 5.00%, 6/1/37(1)	$5,725	$6,251,013

Eastern Municipal Water District Financing Authority, 5.25%, 7/1/42(1)	9,000	11,224,890

Los Angeles Department of Water and Power, Water System Revenue, 5.00%, 7/1/39(1)	10,000	11,582,600

Los Angeles, Wastewater System Revenue, 5.00%, 6/1/43(1)	7,500	8,433,600

Orange County Sanitation District, Wastewater Revenue, 5.00%, 2/1/35(1)	10,000	11,654,600

Rancho California Water District Financing Authority, 5.00%, 8/1/46(1)	2,500	2,999,950

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

San Francisco City and County Public Utilities Commission, Water Revenue, Green Bonds, 5.00%, 11/1/45(1)	$4,000	$4,668,720

		$56,815,373

Total Tax-Exempt Investments — 171.6% (identified cost $501,815,725)		$539,400,044

Other Assets, Less Liabilities — (71.6)%		$(225,122,822)

Net Assets — 100.0%		$314,277,222

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2019, 14.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.8% to 8.0% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

BAM	–	Build America Mutual Assurance Co.

BHAC	–	Berkshire Hathaway Assurance Corp.

NPFG	–	National Public Finance Guarantee Corp.

19	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2019

Portfolio of Investments

Tax-Exempt Investments — 161.7%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 9.6%

New York State Environmental Facilities Corp., 5.00%, 10/15/39	$4,110	$4,186,282

New York State Environmental Facilities Corp., Clean Water and Drinking Water, 4.00%, 6/15/46(1)	17,500	19,366,025

		$23,552,307

Education — 20.7%

Geneva Development Corp., (Hobart and William Smith Colleges), 5.00%, 9/1/30	$200	$227,716

Geneva Development Corp., (Hobart and William Smith Colleges), 5.00%, 9/1/33	105	119,580

Geneva Development Corp., (Hobart and William Smith Colleges), 5.00%, 9/1/34	200	227,188

Geneva Development Corp., (Hobart and William Smith Colleges), Series 2012, 5.00%, 9/1/32	1,935	2,127,010

Geneva Development Corp., (Hobart and William Smith Colleges), Series 2014, 5.00%, 9/1/32	200	227,522

Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/21	950	1,006,363

Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/31	800	846,832

Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/32	300	317,364

New York City Cultural Resources Trust, (The Juilliard School), 5.00%, 1/1/38	600	759,750

New York Dormitory Authority, (Columbia University), 5.00%, 10/1/38(1)	2,000	2,527,940

New York Dormitory Authority, (Columbia University), 5.00%, 10/1/41	1,275	1,343,187

New York Dormitory Authority, (Columbia University), 5.00%, 10/1/41(1)	10,000	10,534,800

New York Dormitory Authority, (Cornell University), 5.00%, 7/1/37(1)	6,975	7,159,768

New York Dormitory Authority, (New York University), 5.00%, 7/1/39(1)	2,000	2,508,480

New York Dormitory Authority, (Rochester Institute of Technology), 5.00%, 7/1/40	2,000	2,056,480

New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/34	100	109,383

New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40	1,110	1,113,574

New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40(1)	2,700	2,708,694

New York Dormitory Authority, (Skidmore College), 5.00%, 7/1/26	1,175	1,244,936

New York Dormitory Authority, (Skidmore College), 5.00%, 7/1/28	325	345,264

Security	Principal Amount (000’s omitted)	Value

Education (continued)

New York Dormitory Authority, (Skidmore College), 5.25%, 7/1/30	$250	$266,043

New York Dormitory Authority, (The New School), 5.00%, 7/1/46	1,660	1,955,613

New York Dormitory Authority, (The New School), Prerefunded to 7/1/20, 5.50%, 7/1/40	6,250	6,447,312

Onondaga County Cultural Resources Trust, (Syracuse University), 5.00%, 12/1/38	3,820	4,365,649

		$50,546,448

Electric Utilities — 2.9%

Long Island Power Authority, Electric System Revenue, 5.00%, 9/1/37	$1,500	$1,853,115

Utility Debt Securitization Authority, 5.00%, 12/15/33	2,895	3,315,441

Utility Debt Securitization Authority, 5.00%, 12/15/36(1)	1,675	2,012,814

		$7,181,370

Escrowed / Prerefunded — 4.4%

Long Beach City School District, Prerefunded to 5/1/20, 4.50%, 5/1/26	$3,715	$3,788,074

Metropolitan Transportation Authority, Prerefunded to 11/15/20, 5.00%, 11/15/34	2,000	2,086,740

Metropolitan Transportation Authority, Prerefunded to 11/15/21, 5.25%, 11/15/38	3,430	3,729,610

New York Dormitory Authority, (North Shore-Long Island Jewish Obligated Group), Escrowed to Maturity, 5.00%, 5/1/20	1,065	1,088,079

		$10,692,503

General Obligations — 10.8%

New York, 5.00%, 2/15/34(1)	$8,250	$8,654,332

New York City, 4.00%, 8/1/34	1,170	1,327,997

New York City, 4.00%, 12/1/41	2,100	2,381,883

New York City, 5.00%, 8/1/34(1)	10,000	11,296,600

Washingtonville Central School District, 0.05%, 6/15/35	950	623,988

Washingtonville Central School District, 0.05%, 6/15/36	950	598,148

Washingtonville Central School District, 0.05%, 6/15/37	950	577,154

Washingtonville Central School District, 0.05%, 6/15/38	950	557,413

Washingtonville Central School District, 0.05%, 6/15/39	695	395,594

		$26,413,109

Hospital — 10.7%

New York Dormitory Authority, (Catholic Health System Obligated Group), 4.00%, 7/1/40	$635	$705,307

New York Dormitory Authority, (Highland Hospital of Rochester), 5.00%, 7/1/26	755	772,999

20	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

New York Dormitory Authority, (Highland Hospital of Rochester), 5.20%, 7/1/32	$1,000	$1,023,810

New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/42	1,500	1,801,785

New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), Prerefunded to 1/1/22, 4.375%, 7/1/34(1)	9,825	10,428,747

New York Dormitory Authority, (Montefiore Obligated Group), 4.00%, 8/1/36	4,135	4,617,596

Suffolk County Economic Development Corp., (Catholic Health Services of Long Island Obligated Group), 5.00%, 7/1/28	6,380	6,781,238

		$26,131,482

Housing — 7.6%

New York City Housing Development Corp., 3.40%, 11/1/39	$1,000	$1,046,740

New York City Housing Development Corp., 3.55%, 11/1/44	1,270	1,329,182

New York City Housing Development Corp., 3.70%, 11/1/38	885	940,799

New York City Housing Development Corp., 3.80%, 11/1/43	1,675	1,771,497

New York City Housing Development Corp., 4.05%, 11/1/41	2,030	2,177,946

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 3.20%, 11/1/46	1,075	1,092,738

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 4.00%, 11/1/42	500	533,900

New York Housing Finance Agency, (FNMA), 3.95%, 11/1/37	1,000	1,074,370

New York Mortgage Agency, 3.60%, 10/1/34	2,000	2,145,240

New York Mortgage Agency, 4.10%, 10/1/38	4,300	4,734,687

Westchester County Local Development Corp., (Purchase Housing Corp. II), 5.00%, 6/1/47	1,500	1,746,330

		$18,593,429

Industrial Development Revenue — 1.5%

New York Liberty Development Corp., (Bank of America Tower at One Bryant Park), 2.80%, 9/15/69(2)	$400	$407,108

New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	895	1,229,533

New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	1,440	2,066,775

		$3,703,416

Insured – Education — 1.7%

New York Dormitory Authority, (Barnard College), (NPFG), 5.00%, 7/1/24	$290	$290,943

New York Dormitory Authority, (City University), (AMBAC), 5.25%, 7/1/30	75	92,615

New York Dormitory Authority, (City University), (AMBAC), 5.50%, 7/1/35	1,345	1,855,360

New York Dormitory Authority, (Educational Housing Services CUNY Student Housing), (AMBAC), 5.25%, 7/1/23	1,750	1,961,715

		$4,200,633

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities — 3.0%

New York Power Authority, (BHAC), 4.50%, 11/15/47(1)	$7,210	$7,226,655

		$7,226,655

Insured – Escrowed / Prerefunded — 1.9%

Brentwood Union Free School District, (AGC), Prerefunded to 11/15/19, 4.75%, 11/15/23	$2,290	$2,299,824

Brentwood Union Free School District, (AGC), Prerefunded to 11/15/19, 5.00%, 11/15/24	2,390	2,400,970

		$4,700,794

Insured – General Obligations — 8.7%

East Northport Fire District, (AGC), 4.50%, 11/1/20	$200	$200,570

East Northport Fire District, (AGC), 4.50%, 11/1/21	200	200,530

East Northport Fire District, (AGC), 4.50%, 11/1/22	200	200,530

East Northport Fire District, (AGC), 4.50%, 11/1/23	200	200,530

Longwood Central School District, Suffolk County, (AGC), 4.15%, 6/1/23	1,005	1,007,291

Longwood Central School District, Suffolk County, (AGC), 4.25%, 6/1/24	1,050	1,052,489

Nassau County, (AGM), 5.00%, 7/1/42	1,000	1,222,130

Nassau County, (AGM), 5.00%, 4/1/43(1)	10,000	12,376,900

Oyster Bay, (AGM), 4.00%, 8/1/28	4,585	4,883,346

		$21,344,316

Insured – Hospital — 0.2%

New York City Health and Hospitals Corp., (AGM), 5.50%, 2/15/20	$500	$501,705

		$501,705

Insured – Lease Revenue / Certificates of Participation — 2.4%

Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/21	$1,490	$1,458,427

Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/23	1,090	1,030,333

Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/25	3,635	3,302,870

		$5,791,630

Insured – Special Tax Revenue — 1.7%

New York Thruway Authority, Miscellaneous Tax Revenue, (AMBAC), 5.50%, 4/1/20	$2,685	$2,740,982

Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/36	3,000	1,288,380

		$4,029,362

21	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation — 4.4%

Metropolitan Transportation Authority, Green Bonds, (AGM), 4.00%, 11/15/46	$1,500	$1,671,750

Metropolitan Transportation Authority, Green Bonds, (AGM), 4.00%, 11/15/46(1)	8,000	9,004,080

		$10,675,830

Lease Revenue / Certificates of Participation — 4.1%

Hudson Yards Infrastructure Corp., 4.00%, 2/15/44	$400	$445,616

Hudson Yards Infrastructure Corp., 5.00%, 2/15/42(1)	8,000	9,620,480

		$10,066,096

Other Revenue — 14.1%

Battery Park City Authority, 5.00%, 11/1/34	$4,625	$4,639,337

Brooklyn Arena Local Development Corp., (Barclays Center), 0.00%, 7/15/31	6,000	4,311,660

Brooklyn Arena Local Development Corp., (Barclays Center), 5.00%, 7/15/42	1,500	1,726,155

Build NYC Resource Corp., (Children’s Aid Society), 4.00%, 7/1/49	2,400	2,700,216

New York City Transitional Finance Authority, (Building Aid), 5.00%, 7/15/32(1)	10,000	11,871,200

New York City Transitional Finance Authority, (Building Aid), 5.00%, 7/15/37(1)	2,200	2,732,378

New York Liberty Development Corp., (7 World Trade Center), 5.00%, 9/15/32	5,975	6,493,451

		$34,474,397

Senior Living / Life Care — 1.4%

Brookhaven Local Development Corp., (Jefferson’s Ferry), 5.00%, 11/1/24	$135	$152,561

Brookhaven Local Development Corp., (Jefferson’s Ferry), 5.25%, 11/1/25	325	377,182

Brookhaven Local Development Corp., (Jefferson’s Ferry), 5.25%, 11/1/26	200	236,916

Brookhaven Local Development Corp., (Jefferson’s Ferry), 5.25%, 11/1/36	970	1,136,083

Westchester County Local Development Corp., (Miriam Osborn Memorial Home Association), 5.00%, 7/1/42	1,200	1,391,232

		$3,293,974

Special Tax Revenue — 28.9%

Metropolitan Transportation Authority, Dedicated Tax Revenue, 5.00%, 11/15/31(1)	$10,000	$11,110,400

New York City Transitional Finance Authority, Future Tax Revenue, 4.00%, 8/1/41	3,750	4,242,825

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

New York City Transitional Finance Authority, Future Tax Revenue, 4.00%, 5/1/42	$5,430	$6,117,492

New York City Transitional Finance Authority, Future Tax Revenue, 4.00%, 8/1/42	2,100	2,347,002

New York City Transitional Finance Authority, Future Tax Revenue, 5.00%, 2/1/35(1)	10,000	10,467,000

New York City Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35(1)	845	882,687

New York City Transitional Finance Authority, Future Tax Revenue, Prerefunded to 11/1/20, 5.50%, 11/1/35(1)	655	685,575

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 6/15/31(1)	9,250	10,275,917

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/33	650	683,053

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/34	7,620	8,575,091

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/43(1)	2,000	2,434,860

New York Thruway Authority, Miscellaneous Tax Revenue, Prerefunded to 4/1/20, 5.00%, 4/1/26	2,370	2,414,035

Sales Tax Asset Receivable Corp., 5.00%, 10/15/30(1)	8,900	10,455,809

		$70,691,746

Transportation — 14.1%

Metropolitan Transportation Authority, Green Bonds, 4.00%, 11/15/38	$2,855	$3,194,402

Nassau County Bridge Authority, 5.00%, 10/1/35	1,915	1,983,653

Nassau County Bridge Authority, 5.00%, 10/1/40	365	377,790

New York Thruway Authority, 4.00%, 1/1/36	2,500	2,852,400

New York Thruway Authority, 5.00%, 1/1/37	7,240	7,810,078

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/46	500	553,810

Port Authority of New York and New Jersey, 5.00%, 12/1/34(1)	820	939,810

Port Authority of New York and New Jersey, 5.00%, 10/15/35(1)	8,000	9,538,800

Port Authority of New York and New Jersey, 5.00%, 10/15/36(1)	1,200	1,471,824

Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/43(1)	5,000	5,668,550

		$34,391,117

Water and Sewer — 6.9%

Albany Municipal Water Finance Authority, 5.00%, 12/1/26	$755	$813,762

Albany Municipal Water Finance Authority, 5.00%, 12/1/29	500	538,355

New York City Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/46(1)	2,000	2,368,320

22	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

New York City Municipal Water Finance Authority, (Water and Sewer System), Prerefunded to 6/15/21, 5.00%, 6/15/44(1)	$8,750	$9,320,850

Suffolk County Water Authority, 4.00%, 6/1/41	1,150	1,306,791

Suffolk County Water Authority, 5.00%, 6/1/36(1)	2,000	2,538,500

		$16,886,578

Total Tax-Exempt Investments — 161.7% (identified cost $372,120,882)		$395,088,897

Other Assets, Less Liabilities — (61.7)%		$(150,770,144)

Net Assets — 100.0%		$244,318,753

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2019, 14.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 7.5% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(2)	When-issued security.

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC	–	Berkshire Hathaway Assurance Corp.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

NPFG	–	National Public Finance Guarantee Corp.

23	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2019

Statements of Assets and Liabilities

	September 30, 2019
Assets	Municipal Fund	California Fund	New York Fund

Investments —

Identified cost	$1,746,795,904	$501,815,725	$372,120,882

Unrealized appreciation	156,646,697	37,584,319	22,968,015

Investments, at value	$1,903,442,601	$539,400,044	$395,088,897

Interest receivable	$21,303,985	$5,348,500	$4,747,530

Receivable for investments sold	15,555,000	1,755,000	—

Total assets	$1,940,301,586	$546,503,544	$399,836,427

Liabilities

Payable for floating rate notes issued (net of unamortized deferred debt issuance costs of $0, $0 and $16,954, respectively)	$799,382,725	$230,234,220	$153,577,524

Due to broker for floating rate notes redeemed	9,900,000	—	—

Payable for when-issued securities	5,879,629	—	400,000

Due to custodian	4,687,828	451,313	293,933

Payable to affiliate:

Investment adviser fee	946,690	268,528	196,029

Interest expense and fees payable	4,855,537	1,104,438	900,802

Accrued expenses	413,444	167,823	149,386

Total liabilities	$826,065,853	$232,226,322	$155,517,674

Net Assets	$1,114,235,733	$314,277,222	$244,318,753

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$797,265	$249,943	$181,183

Additional paid-in capital	999,918,723	311,794,508	229,646,918

Distributable earnings	113,519,745	2,232,771	14,490,652

Net Assets	$1,114,235,733	$314,277,222	$244,318,753

Common Shares Outstanding	79,726,520	24,994,339	18,118,294

Net Asset Value

Net assets ÷ common shares issued and outstanding	$13.98	$12.57	$13.48

24	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2019

Statements of Operations

	Year Ended September 30, 2019
Investment Income	Municipal Fund	California Fund	New York Fund

Interest	$68,257,531	$18,834,967	$14,085,942

Total investment income	$68,257,531	$18,834,967	$14,085,942

Expenses

Investment adviser fee	$10,651,957	$3,101,350	$2,253,839

Trustees’ fees and expenses	91,408	28,558	20,826

Custodian fee	276,069	106,585	77,925

Transfer and dividend disbursing agent fees	48,183	22,694	24,391

Legal and accounting services	290,081	93,228	108,712

Printing and postage	205,284	26,021	19,662

Interest expense and fees	15,779,878	4,719,501	3,176,592

Miscellaneous	149,651	31,765	31,209

Total expenses	$27,492,511	$8,129,702	$5,713,156

Net investment income	$40,765,020	$10,705,265	$8,372,786

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$2,611,780	$(766,200)	$(116,429)

Financial futures contracts	(684,205)	—	—

Net realized gain (loss)	$1,927,575	$(766,200)	$(116,429)

Change in unrealized appreciation (depreciation) —

Investments	$78,265,931	$21,249,394	$13,819,201

Financial futures contracts	(768,109)	—	—

Net change in unrealized appreciation (depreciation)	$77,497,822	$21,249,394	$13,819,201

Net realized and unrealized gain	$79,425,397	$20,483,194	$13,702,772

Net increase in net assets from operations	$120,190,417	$31,188,459	$22,075,558

25	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2019

Statements of Changes in Net Assets

	Year Ended September 30, 2019
Increase (Decrease) in Net Assets	Municipal Fund	California Fund	New York Fund

From operations —

Net investment income	$40,765,020	$10,705,265	$8,372,786

Net realized gain (loss)	1,927,575	(766,200)	(116,429)

Net change in unrealized appreciation (depreciation)	77,497,822	21,249,394	13,819,201

Net increase in net assets from operations	$120,190,417	$31,188,459	$22,075,558

Distributions to common shareholders	$(39,757,451)	$(10,995,495)	$(8,681,059)

Tax return of capital to common shareholders	$—	$(498,023)	$(251,185)

Capital share transactions —

Issued in connection with tax-free reorganizations (see Note 9)	$287,993,697	$46,853,792	$31,246,579

Cost of shares repurchased (see Note 5)	(16,221,641)	(4,211,453)	—

Cost of shares repurchased in tender offer (see Note 5)	(119,959,604)	—	—

Net increase in net assets from capital share transactions	$151,812,452	$42,642,339	$31,246,579

Net increase in net assets	$232,245,418	$62,337,280	$44,389,893

Net Assets

At beginning of year	$881,990,315	$251,939,942	$199,928,860

At end of year	$1,114,235,733	$314,277,222	$244,318,753

26	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2019

Statements of Changes in Net Assets — continued

	Year Ended September 30, 2018
Increase (Decrease) in Net Assets	Municipal Fund	California Fund	New York Fund

From operations —

Net investment income	$39,030,164	$10,305,471	$8,440,030

Net realized loss	(1,179,634)	(1,802,114)	(522,072)

Net change in unrealized appreciation (depreciation)	(52,408,908)	(11,981,311)	(12,334,355)

Net decrease in net assets from operations	$(14,558,378)	$(3,477,954)	$(4,416,397)

Distributions to common shareholders	$(39,030,958)	$(10,928,233)	$(8,839,509)

Tax return of capital to common shareholders	$(1,072,424)	$—	$—

Net decrease in net assets	$(54,661,760)	$(14,406,187)	$(13,255,906)

Net Assets

At beginning of year	$936,652,075	$266,346,129	$213,184,766

At end of year	$881,990,315	$251,939,942	$199,928,860

27	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2019

Statements of Cash Flows

	Year Ended September 30, 2019
Cash Flows From Operating Activities	Municipal Fund	California Fund	New York Fund

Net increase in net assets from operations	$120,190,417	$31,188,459	$22,075,558

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(302,419,298)	(102,056,933)	(91,689,485)

Investments sold	403,876,959	107,934,752	103,637,917

Net amortization/accretion of premium (discount)	1,323,119	2,188,103	1,806,057

Amortization of deferred debt issuance costs	—	—	909

Decrease in interest receivable	1,061,327	363,337	615,286

Decrease in receivable for variation margin on open financial futures contracts	35,780	—	—

Decrease in receivable from affiliate	104,204	—	—

Increase in payable to affiliate for investment adviser fee	60,964	28,558	13,493

Increase (decrease) in interest expense and fees payable	596,551	32,652	(149,089)

Decrease in accrued expenses	(199,537)	(6,972)	(15,066)

Net change in unrealized (appreciation) depreciation from investments	(78,265,931)	(21,249,394)	(13,819,201)

Net realized (gain) loss from investments	(2,611,780)	766,200	116,429

Net cash provided by operating activities	$143,752,775	$19,188,762	$22,592,808

Cash Flows From Financing Activities

Repurchase of common shares	$(16,221,641)	$(4,211,453)	$—

Repurchase of common shares in tender offer	(119,959,604)	—	—

Cash distributions paid to common shareholders	(40,846,543)	(11,631,095)	(9,033,737)

Increase (decrease) in due to custodian	4,687,828	(1,194,221)	41,944

Proceeds from secured borrowings	105,740,000	18,600,000	18,400,000

Repayment of secured borrowings	(86,055,000)	(21,035,000)	(32,700,000)

Cash acquired in connection with tax-free reorganizations (see Note 9)	8,194,491	283,007	698,985

Net cash used in financing activities	$(144,460,469)	$(19,188,762)	$(22,592,808)

Net decrease in cash	$(707,694)	$—	$—

Cash and restricted cash at beginning of year	$707,694 (1)	$—	$—

Cash at end of year	$—	$—	$—

Supplemental disclosure of cash flow information:

Noncash operating activities not included herein consist of:

Acquisition of net assets in connection with tax-free reorganizations (see Note 9), less cash acquired	$279,799,206	$46,570,785	$30,547,594

Noncash financing activities not included herein consist of:

Issuance of Fund shares in connection with tax-free reorganizations (see Note 9)	$287,993,697	$46,853,792	$31,246,579

Cash paid for interest and fees	$15,183,327	$4,686,849	$3,324,772

(1)	Includes cash of $180,994 and deposits for derivatives collateral — financial futures contracts of $526,700.

28	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2019

Financial Highlights

	Municipal Fund

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$12.940	$13.740	$14.480	$13.870	$13.940

Income (Loss) From Operations

Net investment income(1)	$0.522	$0.573	$0.640	$0.706	$0.760

Net realized and unrealized gain (loss)	0.982	(0.785)	(0.739)	0.631	(0.064)

Total income (loss) from operations	$1.504	$(0.212)	$(0.099)	$1.337	$0.696

Less Distributions

From net investment income	$(0.517)	$(0.572)	$(0.641)	$(0.727)	$(0.766)

Tax return of capital	—	(0.016)	—	—	—

Total distributions	$(0.517)	$(0.588)	$(0.641)	$(0.727)	$(0.766)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.022	$—	$—	$—	$—

Discount on tender offer (see Note 5)(1)	$0.031	$—	$—	$—	$—

Net asset value — End of year	$13.980	$12.940	$13.740	$14.480	$13.870

Market value — End of year	$12.960	$11.530	$12.680	$13.620	$12.510

Total Investment Return on Net Asset Value(2)	12.72%	(1.09)%	(0.19)%	10.19%	5.69%

Total Investment Return on Market Value(2)	17.28%	(4.50)%	(2.08)%	14.91%	6.14%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,114,236	$881,990	$936,652	$987,016	$945,479

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	1.11%	1.07%	1.07%	1.05%	1.05%

Interest and fee expense(4)	1.51%	1.25%	0.93%	0.53%	0.38%

Total expenses(3)	2.62%	2.32%	2.00%	1.58%	1.43%

Net investment income	3.89%	4.29%	4.67%	4.92%	5.43%

Portfolio Turnover	18%	17%	6%	18%	5%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

29	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2019

Financial Highlights — continued

	California Fund

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$11.780	$12.450	$13.050	$12.720	$12.900

Income (Loss) From Operations

Net investment income(1)	$0.438	$0.482	$0.566	$0.637	$0.688

Net realized and unrealized gain (loss)	0.802	(0.641)	(0.582)	0.377	(0.184)

Total income (loss) from operations	$1.240	$(0.159)	$(0.016)	$1.014	$0.504

Less Distributions

From net investment income	$(0.454)	$(0.511)	$(0.584)	$(0.684)	$(0.684)

Tax return of capital	(0.020)	—	—	—	—

Total distributions	$(0.474)	$(0.511)	$(0.584)	$(0.684)	$(0.684)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.024	$—	$—	$—	$0.000 (2)

Net asset value — End of year	$12.570	$11.780	$12.450	$13.050	$12.720

Market value — End of year	$11.330	$9.960	$12.040	$13.560	$11.630

Total Investment Return on Net Asset Value(3)	11.54%	(0.79)%	0.27%	8.22%	4.46%

Total Investment Return on Market Value(3)	18.91%	(13.26)%	(6.67)%	22.99%	8.55%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$314,277	$251,940	$266,346	$279,281	$272,045

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(4)	1.15%	1.16%	1.15%	1.13%	1.11%

Interest and fee expense(5)	1.59%	1.41%	1.01%	0.58%	0.40%

Total expenses(4)	2.74%	2.57%	2.16%	1.71%	1.51%

Net investment income	3.61%	3.99%	4.55%	4.89%	5.36%

Portfolio Turnover	17%	24%	19%	12%	7%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

30	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2019

Financial Highlights — continued

	New York Fund

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$12.770	$13.610	$14.290	$13.940	$14.040

Income (Loss) From Operations

Net investment income(1)	$0.476	$0.539	$0.599	$0.666	$0.716

Net realized and unrealized gain (loss)	0.745	(0.815)	(0.661)	0.402	(0.100)

Total income (loss) from operations	$1.221	$(0.276)	$(0.062)	$1.068	$0.616

Less Distributions

From net investment income	$(0.497)	$(0.564)	$(0.618)	$(0.718)	$(0.718)

Tax return of capital	(0.014)	—	—	—	—

Total distributions	$(0.511)	$(0.564)	$(0.618)	$(0.718)	$(0.718)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$—	$—	$—	$0.002

Net asset value — End of year	$13.480	$12.770	$13.610	$14.290	$13.940

Market value — End of year	$12.440	$11.060	$12.930	$14.320	$12.600

Total Investment Return on Net Asset Value(2)	10.25%	(1.50)%	0.02%	8.01%	5.07%

Total Investment Return on Market Value(2)	17.47%	(10.20)%	(5.18)%	19.75%	8.14%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$244,319	$199,929	$213,185	$223,810	$218,282

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	1.10%	1.19%	1.22%	1.18%	1.20%

Interest and fee expense(4)	1.38%	1.35%	0.94%	0.53%	0.37%

Total expenses(3)	2.48%	2.54%	2.16%	1.71%	1.57%

Net investment income	3.63%	4.10%	4.41%	4.66%	5.11%

Portfolio Turnover	25%	15%	10%	11%	5%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

31	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipal Bond Fund (Municipal Fund), Eaton Vance California Municipal Bond Fund (California Fund) and Eaton Vance New York Municipal Bond Fund (New York Fund), (each individually referred to as the Fund, and collectively, the Funds), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. Prior to April 24, 2019, the Funds’ investment objective was to provide current income exempt from regular federal income tax, including alternative minimum tax (AMT), and, in state specific funds, taxes in its specified state and city (if any). Effective April 24, 2019, each Fund’s investment objective was revised to eliminate references to the AMT; however, each Fund will continue to invest at least 80% of its net assets in municipal obligations which are exempt from the AMT.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends.

As of September 30, 2019, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as a Fund) could be deemed to have personal liability for the obligations of the Fund. However, each Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in

32

Eaton Vance

Municipal Bond Funds

September 30, 2019

Notes to Financial Statements — continued

the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

G  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes (net of unamortized deferred debt issuance costs, if any) as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 8) at September 30, 2019. Interest expense related to a Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV are recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At September 30, 2019, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

	Municipal Fund	California Fund	New York Fund

Floating Rate Notes Outstanding	$799,382,725	$230,234,220	$153,594,478

Interest Rate or Range of Interest Rates (%)	1.43 - 1.88	1.52 - 1.70	1.58 - 1.66

Collateral for Floating Rate Notes Outstanding	$1,123,474,429	$327,729,450	$208,188,796

For the year ended September 30, 2019, the Funds’ average settled Floating Rate Notes outstanding and the average interest rate including fees and amortization of deferred debt issuance costs were as follows:

	Municipal Fund	California Fund	New York Fund

Average Floating Rate Notes Outstanding	$726,327,192	$222,469,712	$145,793,781

Average Interest Rate	2.17%	2.12%	2.18%

In certain circumstances, the Funds may enter into shortfall and forbearance agreements with brokers by which a Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of September 30, 2019.

The Funds may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

33

Eaton Vance

Municipal Bond Funds

September 30, 2019

Notes to Financial Statements — continued

H  Financial Futures Contracts — Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

J  New Accounting Pronouncement — During the year ended September 30, 2019, the Funds adopted the FASB’s Accounting Standards Update No. 2016-18 “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force” (ASU 2016-18), which became effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. Pursuant to the new standard, the Funds are required to include amounts described as restricted cash and restricted cash equivalents with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on their Statement of Cash Flows. Prior to the change, such amounts were disclosed separately within their Statement of Cash Flows. This change in accounting had no impact on the Funds’ net assets.

2  Distributions to Shareholders and Income Tax Information

Each Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, each Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30, 2019
	Municipal Fund	California Fund	New York Fund

Tax-exempt income	$39,748,285	$10,995,495	$8,681,059

Ordinary income	$9,166	$—	$—

Tax return of capital	$—	$498,023	$251,185

	Year Ended September 30, 2018
	Municipal Fund	California Fund	New York Fund

Tax-exempt income	$39,030,958	$10,926,086	$8,839,509

Ordinary income	$—	$2,147	$—

Tax return of capital	$1,072,424	$—	$—

During the year ended September 30, 2019, the following amounts were reclassified due to expired capital loss carryforwards.

	Municipal Fund	California Fund	New York Fund

Change in:

Paid-in capital	$(16,458,561)	$(7,665,266)	$(6,463,209)

Distributable earnings	$16,458,561	$7,665,266	$6,463,209

34

Eaton Vance

Municipal Bond Funds

September 30, 2019

Notes to Financial Statements — continued

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	Municipal Fund	California Fund	New York Fund

Undistributed tax-exempt income	$941,700	$—	$—

Deferred capital losses	$(44,490,964)	$(34,632,979)	$(8,645,787)

Net unrealized appreciation	$157,069,009	$36,865,750	$23,136,439

At September 30, 2019, the following Funds, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of a Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:

	Municipal Fund	California Fund	New York Fund

Deferred capital losses:

Short-term	$39,814,966	$14,681,260	$6,243,465

Long-term	$4,675,998	$19,951,719	$2,402,322

Included in the amounts above are deferred capital losses as a result of the reorganizations during the year ended September 30, 2019 (see Note 9). Utilization of these deferred capital losses may be limited in accordance with certain income tax regulations. The amounts of the deferred capital losses are as follows:

	Municipal Fund	California Fund	New York Fund

Deferred capital losses from reorganizations:

Short-term	$5,197,423	$2,708,254	$1,553,735

Long-term	$4,675,998	$2,346,701	$449,772

The cost and unrealized appreciation (depreciation) of investments of each Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

	Municipal Fund	California Fund	New York Fund

Aggregate cost	$946,990,867	$272,300,074	$218,357,980

Gross unrealized appreciation	$157,072,124	$36,865,750	$23,319,573

Gross unrealized depreciation	(3,115)	—	(183,134)

Net unrealized appreciation	$157,069,009	$36,865,750	$23,136,439

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. Pursuant to the investment advisory agreement and a subsequent fee reduction agreement between each Fund and EVM, the fee is calculated at an annual rate of 0.60% of each Fund’s average weekly gross assets. The fee reductions cannot be terminated without the consent of a majority of Trustees and a majority of shareholders. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by a Fund. Pursuant to a fee reduction agreement between each Fund and EVM, average weekly gross assets are calculated by adding to net assets the amount payable by the Fund to floating rate note holders, such adjustment being limited to the value of the Auction Preferred Shares (APS) outstanding

35

Eaton Vance

Municipal Bond Funds

September 30, 2019

Notes to Financial Statements — continued

prior to any APS redemptions by the Fund. The investment adviser fee is payable monthly. EVM also serves as the administrator of each Fund, but receives no compensation. For the year ended September 30, 2019, the investment adviser fees were as follows:

	Municipal Fund	California Fund	New York Fund

Investment Adviser Fee	$10,651,957	$3,101,350	$2,253,839

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2019 were as follows:

	Municipal Fund	California Fund	New York Fund

Purchases	$308,298,927	$88,859,084	$91,536,405

Sales	$392,782,891	$103,489,752	$103,637,917

5  Common Shares of Beneficial Interest

The Funds may issue common shares pursuant to their dividend reinvestment plans. There were no common shares issued by the Funds for the years ended September 30, 2019 and September 30, 2018 pursuant to such plans.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Funds. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, each Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value (NAV). The share repurchase program does not obligate a Fund to purchase a specific amount of shares. During the year ended September 30, 2019, the number, cost (including brokerage commissions), average price per share and weighted average discount per share to NAV of common shares repurchased, were as follows:

	Year ended September 30, 2019
	Municipal Fund	California Fund

Common shares repurchased	1,326,880	387,540

Cost, including brokerage commissions, of common shares repurchased	$16,221,641	$4,211,453

Average price per share	$12.23	$10.87

Weighted average discount per share to NAV	9.45%	12.17%

There were no repurchases of common shares by the Funds for the year ended September 30, 2018.

On March 27, 2019, Municipal Fund announced that its Board of Trustees approved a cash tender offer for up to 10% of its outstanding common shares at a price equal to 98% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires. On April 18, 2019, Municipal Fund commenced a cash tender offer for 8,969,613 of its outstanding shares. The tender offer expired at 5:00 P.M. on May 17, 2019.

In accordance with the terms and conditions of the tender offer, because the number of shares tendered exceeded the number of shares offered to purchase, Municipal Fund purchased shares from tendering shareholders on a pro-rata basis (disregarding fractional shares). The purchase price of the properly tendered shares was equal to $13.374 per share for an aggregate purchase price of $119,959,604.

The Board of Trustees also authorized the Fund to conduct two conditional cash tender offers, for up to 5% of the Fund’s outstanding common shares at a price equal to 98% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange on the date the tender offer

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Eaton Vance

Municipal Bond Funds

September 30, 2019

Notes to Financial Statements — continued

expires, to follow the initial tender offer, which expired May 17, 2019, provided certain conditions are met. As of October 1, 2019, the terms of the first conditional tender offer were met. On November 14, 2019, Municipal Fund commenced a cash tender offer for up to 5% or 3,986,326 of its outstanding common shares at a price per share equal to 98% of Municipal Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires. The tender offer expires at 5:00 P.M. Eastern Time on December 13, 2019, unless the offer is extended.

In addition, Municipal Fund, California Fund and New York Fund issued 21,854,763 shares, 3,987,531 shares and 2,456,514 shares, respectively, in connection with the reorganizations described below in Note 9 during the year ended September 30, 2019.

At September 30, 2019, one shareholder owned 12.4% of the outstanding shares of Municipal Fund.

6  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft, the Funds are obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on a Fund’s assets to the extent of any overdraft. At September 30, 2019, the Municipal Fund, California Fund and New York Fund had a payment due to SSBT pursuant to the foregoing arrangement of $4,687,828, $451,313 and $293,933, respectively. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at September 30, 2019. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 8) at September 30, 2019. The Funds’ average overdraft advances during the year ended September 30, 2019 were not significant.

7  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At September 30, 2019, there were no obligations outstanding under these financial instruments.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. During the year ended September 30, 2019, Municipal Fund entered into U.S. Treasury futures contracts to hedge against changes in interest rates.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2019 was as follows:

	Municipal Fund

Realized Gain (Loss) on Derivatives Recognized in Income	$(684,205	)(1)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$(768,109	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts (short) outstanding during the year ended September 30, 2019, which is indicative of the volume of this derivative type, was approximately $9,970,000 for Municipal Fund.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

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September 30, 2019

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2019, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Municipal Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$1,899,018,826	$—	$1,899,018,826

Trust Units	—	46,066	—	46,066

Corporate Bonds & Notes	—	4,377,709	—	4,377,709

Total Investments	$—	$1,903,442,601	$—	$1,903,442,601

California Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$539,400,044	$—	$539,400,044

Total Investments	$—	$539,400,044	$—	$539,400,044

New York Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$395,088,897	$—	$395,088,897

Total Investments	$—	$395,088,897	$—	$395,088,897

9  Reorganizations

Municipal Fund

During the year ended September 30, 2019, Municipal Fund acquired the net assets of Eaton Vance Massachusetts Municipal Bond Fund (Massachusetts Fund), Eaton Vance Michigan Municipal Bond Fund (Michigan Fund), Eaton Vance New Jersey Municipal Bond Fund (New Jersey Fund), Eaton Vance Ohio Municipal Bond Fund (Ohio Fund), Eaton Vance Pennsylvania Municipal Bond Fund (Pennsylvania Fund) and Eaton Vance Municipal Bond Fund II (Municipal Fund II), (collectively, the “Acquired Funds”), pursuant to Agreements and Plans of Reorganization (each, a “Plan”) approved by the respective shareholders of the Acquired Funds. Under the terms of each Plan, the common shares of each Acquired Fund were, in effect, exchanged for new common shares of Municipal Fund with an equal aggregate net asset value. The purpose of each reorganization was to combine two funds managed by EVM with similar investment objectives and policies. Each reorganization was structured as a tax-free reorganization under the Internal Revenue Code.

The net assets and shares outstanding of each Acquired Fund as of the close of business on the closing date of each reorganization and the number of shares issued in each reorganization by Municipal Fund were as follows:

Closing Date	Acquired Fund	Acquired Fund Shares Outstanding	Acquired Fund Net Assets	Municipal Fund Shares Issued

December 14, 2018	Massachusetts Fund	1,768,514	$25,238,430	1,951,416

December 14, 2018	Michigan Fund	1,500,065	$21,836,875	1,688,410

January 18, 2019	New Jersey Fund	2,579,166	$35,868,539	2,745,404

January 18, 2019	Ohio Fund	2,537,940	$33,611,079	2,572,612

January 18, 2019	Pennsylvania Fund	2,960,040	$40,019,819	3,063,142

March 22, 2019	Municipal Fund II	10,013,381	$131,418,955	9,833,779

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Eaton Vance

Municipal Bond Funds

September 30, 2019

Notes to Financial Statements — continued

The investment portfolios of the Acquired Funds were the principal assets acquired by Municipal Fund. For financial reporting purposes, assets received and shares issued by Municipal Fund were recorded at fair value; however, the identified cost of the investments received from the Acquired Funds were carried forward to align ongoing reporting of Municipal Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Investments and net assets immediately before each reorganization and combined net assets were as follows:

	Acquired Fund			Municipal Fund
	Investments, at value	Investments, at cost	Net Assets	Net Assets	Combined Net Assets

Massachusetts Fund	$38,996,775	$37,519,639	$25,238,430

Michigan Fund	$34,639,956	$33,730,348	$21,836,875

	$73,636,731	$71,249,987	$47,075,305	$877,422,524	$924,497,829

New Jersey Fund	$53,601,739	$51,263,517	$35,868,539

Ohio Fund	$52,616,041	$49,737,600	$33,611,079

Pennsylvania Fund	$62,673,308	$60,814,048	$40,019,819

	$168,891,088	$161,815,165	$109,499,437	$933,895,461	$1,043,394,898

Municipal Fund II	$205,943,186	$193,716,216	$131,418,955	$1,067,281,699	$1,198,700,654

Included in net assets of the Acquired Funds immediately before each reorganization were accumulated net realized gain (loss) and unrealized appreciation (depreciation) as follows:

	Accumulated Net Realized Gain (Loss)	Unrealized Appreciation (Depreciation)

Massachusetts Fund	$(193,263)	$1,477,136

Michigan Fund	$38,536	$909,608

New Jersey Fund	$(1,550)	$2,338,222

Ohio Fund	$107,900	$2,878,441

Pennsylvania Fund	$(1,646,291)	$1,859,260

Municipal Fund II	$(8,689,724)	$12,226,970

Assuming each reorganization had been completed on October 1, 2018, the beginning of Municipal Fund’s annual reporting period, Municipal Fund’s pro forma results of operations for the year ended September 30, 2019 are as follows:

Net investment income	$44,715,266

Net realized and unrealized gain	$85,302,373

Net increase in net assets from operations	$130,017,639

Because the combined investment portfolios have been managed as a single integrated portfolio since the closings of the reorganizations, it is not practicable to separate the amounts of revenue and earnings of each Acquired Fund that have been included in Municipal Fund’s Statement of Operations since the time of each closing.

California Fund

At the close of business on December 14, 2018, California Fund acquired the net assets of Eaton Vance California Municipal Bond Fund II (California Fund II) pursuant to an Agreement and Plan of Reorganization (the “Plan”) approved by shareholders of California Fund II. Under the terms of the Plan, the common shares of California Fund II were, in effect, exchanged for new common shares of California Fund with an equal aggregate net asset value. The purpose of the reorganization was to combine two funds managed by EVM with substantially similar investment objectives and policies. The reorganization was structured as a tax-free reorganization under the Internal Revenue Code.

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Eaton Vance

Municipal Bond Funds

September 30, 2019

Notes to Financial Statements — continued

The net assets and shares outstanding of California Fund II as of the close of business on December 14, 2018 and the number of shares issued in the reorganization by California Fund were as follows:

California Fund II		California Fund
Shares Outstanding	Net Assets	Shares Issued

3,886,356	$46,853,792	3,987,531

The investment portfolio of California Fund II, with a fair value of $79,072,648 and identified cost of $76,841,447 was the principal asset acquired by California Fund. For financial reporting purposes, assets received and shares issued by California Fund were recorded at fair value; however, the identified cost of the investments received from California Fund II was carried forward to align ongoing reporting of California Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of California Fund immediately before the reorganization were $251,386,702. The net assets of California Fund II at that date of $46,853,792, including $5,045,990 of accumulated net realized losses and $2,231,201 of unrealized appreciation, were combined with those of California Fund, resulting in combined net assets of $298,240,494.

Assuming the reorganization had been completed on October 1, 2018, the beginning of California Fund’s annual reporting period, California Fund’s pro forma results of operations for the year ended September 30, 2019 are as follows:

Net investment income	$11,021,853

Net realized and unrealized gain	$20,231,175

Net increase in net assets from operations	$31,253,028

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of California Fund II that have been included in California Fund’s Statement of Operations since December 14, 2018.

New York Fund

At the close of business on December 14, 2018, New York Fund acquired the net assets of Eaton Vance New York Municipal Bond Fund II (New York Fund II) pursuant to an Agreement and Plan of Reorganization (the “Plan”) approved by shareholders of New York Fund II. Under the terms of the Plan, the common shares of New York Fund II were, in effect, exchanged for new common shares of New York Fund with an equal aggregate net asset value. The purpose of the reorganization was to combine two funds managed by EVM with substantially similar investment objectives and policies. The reorganization was structured as a tax-free reorganization under the Internal Revenue Code.

The net assets and shares outstanding of New York Fund II as of the close of business on December 14, 2018 and the number of shares issued in the reorganization by New York Fund were as follows:

New York Fund II		New York Fund
Shares Outstanding	Net Assets	Shares Issued

2,556,510	$31,246,579	2,456,514

The investment portfolio of New York Fund II, with a fair value of $53,007,450 and identified cost of $51,991,914 was the principal asset acquired by New York Fund. For financial reporting purposes, assets received and shares issued by New York Fund were recorded at fair value; however, the identified cost of the investments received from New York Fund II was carried forward to align ongoing reporting of New York Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of New York Fund immediately before the reorganization were $199,216,655. The net assets of New York Fund II at that date of $31,246,579, including $1,942,265 of accumulated net realized losses and $1,015,536 of unrealized appreciation, were combined with those of New York Fund, resulting in combined net assets of $230,463,234.

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Eaton Vance

Municipal Bond Funds

September 30, 2019

Notes to Financial Statements — continued

Assuming the reorganization had been completed on October 1, 2018, the beginning of New York Fund’s annual reporting period, New York Fund’s pro forma results of operations for the year ended September 30, 2019 are as follows:

Net investment income	$8,566,062

Net realized and unrealized gain	$13,775,428

Net increase in net assets from operations	$22,341,490

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of New York Fund II that have been included in New York Fund’s Statement of Operations since December 14, 2018.

41

Eaton Vance

Municipal Bond Funds

September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund (collectively, the “Funds”), including the portfolios of investments, as of September 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Funds as of September 30, 2019, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

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Eaton Vance

Municipal Bond Funds

September 30, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended September 30, 2019, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

Municipal Bond Fund	99.98%

California Municipal Bond Fund	95.67%

New York Municipal Bond Fund	97.19%

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Eaton Vance

Municipal Bond Funds

September 30, 2019

Annual Meeting of Shareholders (Unaudited)

Each Fund held its Annual Meeting of Shareholders on July 18, 2019. The following action was taken by the shareholders:

Item 1.  The election of Thomas E. Faust Jr., Cynthia E. Frost and Scott E. Wennerholm as Class II Trustees of each Fund for a three-year term expiring in 2022.

	Nominee for Class II Trustee Elected by All Shareholders: Thomas E. Faust Jr.	Nominee for Class II Trustee Elected by All Shareholders: Cynthia E. Frost	Nominee for Class II Trustee Elected by All Shareholders: Scott E. Wennerholm

California Fund

For	21,143,749	21,183,814	21,235,288

Withheld	2,743,591	2,703,526	2,652,052

Municipal Fund

For	80,236,169	80,340,311	76,910,782

Withheld	1,541,917	1,437,775	4,867,304

New York Fund

For	16,120,366	16,236,330	16,079,735

Withheld	1,017,619	901,655	1,058,250

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Eaton Vance

Municipal Bond Funds

September 30, 2019

Dividend Reinvestment Plan

Each Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

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Eaton Vance

Municipal Bond Funds

September 30, 2019

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Bond Funds

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

46

Eaton Vance

Municipal Bond Funds

September 30, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

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Eaton Vance

Municipal Bond Funds

September 30, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreements between each of the following funds:

•	Eaton Vance Municipal Bond Fund

•	Eaton Vance California Municipal Bond Fund

•	Eaton Vance New York Municipal Bond Fund

(the “Funds”) and Eaton Vance Management (the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements for the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s municipal bond team, which includes investment professionals and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including each Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Funds.

48

Eaton Vance

Municipal Bond Funds

September 30, 2019

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to that of comparable funds and appropriate benchmark indices and assessed each Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data with respect to each Fund for the one-, three-, five- and ten-year periods ended September 30, 2018.

In this regard, the Board noted each Fund’s performance relative to its peer group and benchmark index for the three-year period, as follows:

Fund	Performance Relative to:
	Median of Peers	Index

Eaton Vance Municipal Bond Fund	Lower	Higher

Eaton Vance California Municipal Bond Fund	Lower	Lower

Eaton Vance New York Municipal Bond Fund	Lower	Lower

The Board considered, among other things, the Adviser’s efforts to generate competitive levels of tax-exempt current income over time through investments that, relative to comparable funds, focus on higher quality municipal bonds with longer maturities. With respect to Eaton Vance Municipal Bond Fund, based on its review of performance over multiple periods and other relevant information provided by the Adviser, the Board concluded that the performance of such Fund was satisfactory. With respect to Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund, the Board considered information from the Adviser regarding the reasons for each Fund’s performance relative to their respective comparable funds and benchmark indices. The Board noted that each Fund’s investment strategy requires the Fund to invest, during normal market conditions, at least 80% of the Fund’s assets in high grade (rated A or better) municipal obligations. The Board noted that this higher quality bias, as well as security selection, detracted from each Fund’s relative performance. The Board also noted information from the Adviser regarding recent improvements in Eaton Vance California Municipal Bond Fund’s relative performance.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered each Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on each Fund’s total expense ratio relative to comparable funds, and, with respect to Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund, certain factors identified by management in response to inquiries from the Contract Review Committee regarding each Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

49

Eaton Vance

Municipal Bond Funds

September 30, 2019

Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of each Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that each Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Funds are not continuously offered and that the Funds’ assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to each Fund, the implementation of breakpoints in the advisory fee schedules is not warranted at this time.

50

Eaton Vance

Municipal Bond Funds

September 30, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund (the Funds) are responsible for the overall management and supervision of the Funds’ affairs. The Trustees and officers of the Funds are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 162 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three-year term. Each officer serve until his or her successor is elected.

Name and Year of Birth	Position(s) with the Funds	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2022. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 162 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Funds.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class I Trustee	Until 2021. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class II Trustee	Until 2022. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2020. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2021. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

51

Eaton Vance

Municipal Bond Funds

September 30, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Funds	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class I Trustee	Until 2021. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2020. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class I Trustee	Until 2021. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Class III Trustee	Until 2020. Trustee since 2018.

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class III Trustee	Until 2020. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class II Trustee	Until 2022. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

52

Eaton Vance

Municipal Bond Funds

September 30, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Funds	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

53

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Funds’ Boards of Trustees have approved a share repurchase program authorizing each Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate a Fund to purchase a specific amount of shares. The Funds’ repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Funds’ annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

54

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

1453    9.30.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2018 and September 30, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	9/30/18	9/30/19
Audit Fees	$74,675	$76,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,368	$12,969
All Other Fees(3)	$0	$0

Total	$88,043	$88,969

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended September 30, 2018 and September 30, 2019; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	9/30/18	9/30/19
Registrant	$13,368	$12,969
Eaton Vance(1)	$126,485	$59,903

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of each Fund. Craig R. Brandon, portfolio manager of Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund and Cynthia J. Clemson, portfolio manager of Eaton Vance Municipal Bond Fund are responsible for the overall and day-to-day management of each Fund’s investments.

Mr. Brandon is a Vice President of EVM, has been a portfolio manager of Eaton Vance California Municipal Bond Fund since January 2014 and of Eaton Vance New York Municipal Bond Fund since November 2005, has been an EVM analyst since 1998 and is Co-Director of the Municipal Investments Group. Ms. Clemson is a Vice President of EVM, has been a portfolio manager of Eaton Vance Municipal Bond Fund since March 2014 and is Co-Director of the Municipal Investments Group. Mr. Brandon and Ms. Clemson have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Craig R. Brandon
Registered Investment Companies	15	$6,348.3	0	$0
Other Pooled Investment Vehicles	1	$19.7	0	$0
Other Accounts	2	$120.7	0	$0

Cynthia J. Clemson
Registered Investment Companies	9	$4,187.5	0	$0
Other Pooled Investment Vehicles	1	$19.7	0	$0
Other Accounts	2	$120.7	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of each Fund’s most recent fiscal year end.

Fund Name and Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund
California Municipal Bond Fund
Craig R. Brandon	None

Municipal Bond Fund
Cynthia J. Clemson	None

New York Municipal Bond Fund
Craig R. Brandon	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of EVC nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance New York Municipal Bond Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 21, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 21, 2019